Exhibit 99.1

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Purchase and Sale Agreement and Joint Escrow Instructions (“Agreement”) is made as of February 6, 2015 (“Effective Date”) by, between and among NetREIT Highland, LLC, a Delaware limited liability company, NetREIT Joshua, LLC, a Delaware limited liability company, NetREIT, Inc., a Maryland corporation, NetREIT Casa Grande LP, a California limited partnership, and NetREIT Sunrise, LLC, a Delaware limited liability company (each, a “Seller”, and collectively, “Sellers”), and Sparky’s Storage 18 (CA) LP, a Delaware limited partnership (“Buyer”). Seller and Buyer shall be sometimes referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

A.         Each Seller operates and owns fee title to one or more of the seven (7) self- storage facilities listed on EXHIBIT “A” attached hereto and made a part hereof (each a “Property”, and collectively the “Properties”), each as more particularly described in EXHIBITS “A-1 through A-7” attached hereto and made a part hereof.

B.         Subject to the terms and conditions of this Agreement, Sellers desire to sell all of the Properties and Buyer desires to buy all of the Properties.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer and Sellers agree as follows:

AGREEMENT

1.         Certain Basic Definitions. For purposes of this Agreement, the following terms shall have the following definitions:

1.1     “Broker” means Cushman & Wakefield representing the Sellers. There is no broker representing the Buyer.

1.2     “Buyer’s Approval Notice” has the meaning given in Section 4.1 below.

1.3     “Buyer’s Title Notice” has the meaning given in Section 4.1 below.

1.4     “Cash Balance” has the meaning given in Section 2.3.2 below.

1.5     “Certification” has the meaning given in Section 6.2.2 below.

1.6     “Claims” has the meaning given in Section 7.6.1 below.

1.7     “Close of Escrow” and “Closing” have the meanings given in Section 3.2 below.

1.8     “Closing Date” means the date that is seven (7) days from the expiration of the Due Diligence Period.

1.9     “Contracts” has the meaning given in Section 2.2 below.

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1.10     “Cooperating Party” has the meaning given in Section 30 below.

1.11    “Deposit” means an Initial deposit in the sum of Five Hundred Thousand and Zero/100 Dollars ($500,000.00) (“Initial Deposit”). If Buyer elects to proceed with the purchase of the Properties at the expiration of the Due Diligence Period, Buyer shall, within two (2) business days after the expiration of the Due Diligence Period, deposit with Escrow Holder an additional sum of Five Hundred Thousand and Zero/100 Dollars ($500,000.00) (“Additional Deposit”) (together with the Initial Deposit, the “Deposit”). The Deposit shall be held in an interest bearing account for the benefit of Buyer. The term “Deposit” shall include all interest earned thereon.

1.12    “Due Diligence Materials” has the meaning given in Section 5.5 below.

1.13    “Due Diligence Period” means the period from the Effective Date until 5:00 p.m. (Pacific Time) on the date that is fifty-five (55) days from the Effective Date (which date shall be confirmed, in writing, by Sellers and Buyer as soon as it is determined); provided however, if Sellers have not delivered to Buyer each of the Due Diligence Materials in accordance with the delivery requirements set forth in Section 5.5 below, then the Due Diligence Period will be extended for one (1) business day for each business day such deliveries are delayed.

1.14    “Escrow” has the meaning given in Section 3.1 below.

1.15    “Escrow Holder” means First American Title Insurance Company, 633 Third Avenue, 16th Floor, New York, New York, 10017, Attention: Brett Habermann.

1.16    “Exchanging Party” has the meaning given in Section 30 below.

1.17    “Form 593” has the meaning given in Section 6.2.2 below.

1.18    “Grant Deed(s)” has the meaning given in Section 6.2.1 below.

1.19    “Hazardous Materials” means any substance, material or other thing regulated by or pursuant to any federal, state or local statute or ordinance by reason of its potential for harm to human health or the environment, or because of its flammability, toxicity, reactivity or corrosiveness including, but not limited to, those substances defined as “hazardous substances”, “hazardous materials”, or “toxic substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; or the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; or the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; and also including those substances defined as “hazardous wastes” in Section 25117 of the California Health & Safety Code or as “hazardous substances” in Section 25316 of the California Health & Safety Code; in the regulations adopted and publications promulgated pursuant to all such current and future federal and state laws and local ordinances; and those chemicals to which reference is made in the Safe Drinking Water and Toxic Enforcement Act of 1986, Section 25249.5 et seq. of the California Health & Safety Code.

1.20    “Monetary Liens” means all liens secured by deeds of trust, mechanics’ liens (unless caused by Buyer or result from Buyer’s activities on the Property), judgment liens, and delinquent real property taxes.

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1.21    “Opening of Escrow” means the date that Escrow Holder receives counterparts of this Agreement fully executed by Sellers and Buyer.

1.22    “Permitted Exceptions” means: (a) all matters listed in the Title Commitment to which Buyer does not raise as a Title Objection within the Title Review Period; (b) non-delinquent real property taxes, apportioned as of the Closing Date; (c) any title exceptions caused by Buyer; (d) the printed terms and conditions in a Title Policy; and (e) applicable zoning and building ordinances and land use regulations; provided that in no event shall any existing mechanics liens (unless caused by Buyer or resulting from Buyer’s activities on the Property), deeds of trust or other voluntary monetary liens of record constitute a Permitted Exception.

1.23    “Personal Property” has the meaning given in Section 2.2 below,

1.24    “Purchase Price” means Thirty-six Million Three Hundred Twenty-five Thousand and Zero/100 Dollars ($36,325,000.00). The Purchase Price shall only be payable in cash or immediately available funds through a wire transfer to Escrow Holder before the Closing Date.

1.25    “Seller Parties” has the meaning given in Section 5.4 below.

1.26    “Sellers’ Title Notice” has the meaning given in Section 4.1 below.

1.27    “Title Commitment” has the meaning given in Section 4.1 below.

1.28    “Title Company” means First American Title Insurance Company.

1.29    “Title Objections” has the meaning given in Section 4.1 below.

1.30    “Title Policy” has the meaning given in Section 4.3 below.

1.31    “Title/Survey Review Period” has the meaning given in Section 4.1 below.

1.32    “Updated Survey” has the meaning given in Section 4.1 below

2.	Sale of Property; Purchase Price.

2.1    Sale of Property.    Sellers shall sell each of the Properties to Buyer, and Buyer shall purchase each of the Properties from Sellers, for the Purchase Price and on the terms and conditions of this Agreement.

2.2    Property Description.    Each Property includes all of the right, title and interest of the applicable Seller in and to the following:

(a)        All of the right, title and interest of such Seller in and to all buildings, structures, fixtures, easements, privileges, benefits, rights of way and improvements thereon or appurtenant thereto (as to each Property, the “Real Property”);

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(b)    All of such Seller’s personal and other property related thereto and used in connection with the operation of such Seller’s self-storage business at each Real Property, including, but not limited to, the following:

(1)        All tangible personal property (i.e., supplies, vehicles (including trucks and golf carts, if any), inventory, machinery, equipment, furniture and trade fixtures, computers and related hardware and software);

(2)        All agreements, contracts, warranties, guarantees, or other similar arrangements or rights thereunder;

(3)        All franchises, approvals, permits, licenses, orders, registrations, certificates, exemptions and similar rights obtained from governments or agencies;

(4)        All leases, subleases and rights thereunder, including, but not limited to, all cell tower, billboard, and non-storage tenant leases;

(5)        All prepayments and deferred items, claims, deposits (including, without limitation, security deposits under leases, if any), refunds, causes of action and rights of recovery;

(6)        All accounts, accounts receivable, notes, leases and other receivables;

(7)        All telephone numbers, books, records, ledgers, files, documents, correspondence and lists;

(8)        All drawings and specifications, architectural plans, advertising and promotional materials, studies, reports; and

(9)        All general intangibles and intellectual property, including goodwill and going concern value, and including, but not limited to: (i) social media, all World Wide Web addresses, URLs, and domain names and applications and registrations therefor; (ii) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world; (iii) all copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto throughout the world; (iv) databases and database rights; and (v) other proprietary rights relating to any of the foregoing (including, but not limited to, associated goodwill and remedies against infringements thereof and past, present or future rights of protection of an interest therein).

Notwithstanding anything to the contrary in the preceding sentence, the term “Property” shall not include, with respect to any of the Properties, the following: (i) any bank accounts of any Seller, or (ii) any operating accounts, replacement or reserve accounts or other accounts maintained by or on behalf of any Seller or such Seller’s affiliates with respect to the Properties. Furthermore, the term “Property” shall not include, with respect to any of the Properties, any current or contingent debts, liabilities or obligations pertaining to a Property, unless expressly assumed by Buyer under the terms of this Agreement.

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Sellers shall also sell, if and to the extent assignable by Sellers without any expense to Sellers: (i) all service, supply, maintenance, utility and commission agreements, all equipment leases, and any additional service, supply, maintenance or utility contracts (all of the foregoing being herein collectively called the “Contracts”), (ii) all licenses, permits, land use entitlements, development rights, map approvals, and other written authorizations necessary for the use, operation or ownership of each Property; and (iii) all tangible personal property located on or at each Property and used in connection therewith (“Personal Property”). Notwithstanding the foregoing, prior to the expiration of the Due Diligence Period, Buyer shall identify in writing those ongoing Contracts relating to the repair, maintenance or operations of each Property that it desires to assume at Closing, if any, and Sellers shall terminate all applicable Contracts not so identified by Buyer.

2.3       Purchase Price.   The Purchase Price shall be payable as follows:

2.3.1         Deposits.   Within two (2) business days after the Opening of Escrow, Buyer shall deliver to Escrow Holder the Initial Deposit in the form of a wire transfer or cash or cashier’s check drawn on good and sufficient funds on a federally insured bank in the United States of America and made payable to the order of Escrow Holder, which Initial Deposit shall be applicable to the Purchase Price. If Buyer has elected to proceed with the purchase of each of the Properties at the expiration of the Due Diligence Period, then, not later than two (2) business days after the expiration of the Due Diligence Period, Buyer shall deliver to Escrow Holder the Additional Deposit in the form of a wire transfer or cash or cashier’s check drawn on good and sufficient funds on a federally insured bank in the United States of America and made payable to the order of Escrow Holder. The Deposit shall be applicable to the Purchase Price at Closing. If Buyer fails to make the Initial Deposit or the Additional Deposit by the applicable deadlines set forth above, Sellers shall have the right to terminate this Agreement until such time that Buyer makes such Deposit. If this Agreement does not terminate pursuant to Section 5.6 below, promptly upon expiration of the Due Diligence Period, the Deposit shall be immediately deemed non-refundable (except in the event that a condition precedent to Closing in favor of Buyer is not satisfied, through no fault of Buyer, in the event of a Seller default or as otherwise expressly provided in this Agreement).

2.3.2         Balance.   On the Closing Date or on such earlier date as may be required by the Escrow Holder, Buyer shall deposit into Escrow an amount (“Cash Balance”) in immediately available federal funds equal to the Purchase Price minus the Deposit, and increased or decreased as applicable by the amount of any credits or debits due or any items chargeable or creditable to Buyer under this Agreement. Buyer shall deposit the Cash Balance into Escrow such that Escrow Holder will be in a position to disburse the cash proceeds to Seller on the Closing Date.

2.4       Interest.   Escrow Holder is instructed that all funds received from or for the account of Buyer shall be deposited by Escrow Holder in an interest-bearing account with a federally insured state or national bank located in California, provided, however, that the Deposit shall not be placed in any account which would in any way delay the ability of the Escrow Holder to promptly release the Deposit under the conditions and terms contained in this Agreement and that Escrow Holder shall receive a completed and executed IRS Form W-9. Any interest earned on the Deposit shall be for the benefit of Buyer; provided, however, that in the event of any default by Buyer hereunder that entitles Sellers to retain the Deposit, all interest earned thereon shall accrue to the benefit of Sellers.

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2.5        Not an Option.   Sellers and Buyer each acknowledge that the contingencies in favor of Buyer in Section 3 below are a normal part of the sales process and are not intended to create, and do not create, an option in favor of Buyer in light of all circumstances, and that neither Buyer nor Sellers intend that this Agreement, or any contingencies to Buyer’s obligations herein, constitute an option.

2.6        Independent Consideration.   Notwithstanding any provision to the contrary contained in this Agreement, Sellers and Buyer agree that Five Hundred Dollars ($500.00) of the Deposit shall be paid to Sellers in all events as consideration for Buyer’s right to inspect the Property, purchase the Property pursuant to the terms of this Agreement and for Sellers’ execution, delivery and performance of this Agreement, the sufficiency of which is acknowledged by Sellers (the “Independent Consideration”). The Independent Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is nonrefundable, not applicable to the Purchase Price, and, notwithstanding any other provision of this Agreement, shall be retained by Sellers if this Agreement terminates for any reason.

3.       Closing.

3.1        Escrow.   Upon the execution of this Agreement by Buyer and Sellers, and the acceptance of this Agreement by Escrow Holder, in writing, this Agreement shall constitute the joint escrow instructions of Buyer and Sellers to Escrow Holder to open an escrow (“Escrow”) for the consummation of the sale of each Property to Buyer pursuant to the terms of this Agreement. Upon Escrow Holder’s receipt of the Initial Deposit and Escrow Holder’s written acceptance of this Agreement, Escrow Holder is authorized to act in accordance with the terms of this Agreement. Buyer and Sellers shall execute Escrow Holder’s general escrow instructions upon request; provided, however, that if there is any conflict or inconsistency between such general escrow instructions and this Agreement, this Agreement shall control. Upon the Close of Escrow, Escrow Holder shall pay any sum owed to Sellers with immediately available federal funds.

3.2        Closing.   The terms “Close of Escrow” and “Closing” shall be the date upon which the Grant Deeds for each Property are recorded in the county in which such Property is located, or if the Closing occurs on a “gap closing” basis, the date on which Escrow Holder receives from Buyer and Sellers all funds and documents required to be delivered hereunder to Escrow Holder, Buyer and Sellers have authorized Escrow Holder to close this transaction, and Escrow Holder confirms that the Closing has occurred. Buyer, Sellers, and Escrow Agent agree that the Closing may be conducted on a “gap closing” basis and in connection therewith, and as set forth in Section 6.2.7 below, Seller shall deliver all reasonably necessary affidavits and/or indemnities required by the Escrow Agent/Title Company to allow for such “gap closing”.

3.3        Buyer’s Conditions to Closing.   The Close of Escrow is subject to and contingent on the satisfaction of the following conditions or the waiver of same by Buyer:

3.3.1        Inspections and Due Diligence.   Buyer’s approval (in its sole and unfettered discretion) of the physical condition of the Property and the Due Diligence Materials prior to the expiration of the Due Diligence Period.

3.3.2        Title Policy.   The Title Company’s irrevocable and unconditional commitment (subject only to the payment of the applicable title insurance

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premium) to issue and the issuance of the Title Policy, subject only to the Permitted Exceptions, and otherwise complying with the requirements of Section 4.3 below.

3.3.3        Covenants.   Sellers having performed and satisfied all agreements and covenants required hereby to be performed by Sellers prior to or at the Close of Escrow.

3.3.4        Representations and Warranties.   All representations and warranties of Sellers contained in this Agreement shall be true and correct as of the date made and as of the Close of Escrow with the same effect as though such representations and warranties were made at and as of the Close of Escrow.

3.3.5        Sellers’ Deliveries Complete.   Sellers shall have delivered all of the documents to be executed by Sellers and shall have performed all other material covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Sellers at or prior to the Closing.

3.4        Sellers’ Conditions to Closing.   The obligations of Sellers to consummate the transactions provided for herein are subject to and contingent upon the satisfaction of the following conditions or the waiver of same by Sellers, in writing:

3.4.1        Representations and Warranties.   All representations and warranties of Buyer contained in this Agreement shall be true and correct as of the date made and as of the Close of Escrow with the same effect as though such representations and warranties were made at and as of the Close of Escrow.

3.4.2        Covenants.   Buyer shall have performed and satisfied all agreements and covenants required hereby to be performed by Buyer prior to or at the Close of Escrow.

3.4.3        Buyer’s Deliveries Complete.   Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer and shall have performed all other material covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.

3.4.4        Concurrent Closing.   The concurrent Close of Escrow for all of the Properties.

3.5        Waiver or Failure of Conditions Precedent.   At any time or times on or before the date specified for the satisfaction of any condition, Sellers or Buyer may elect, in writing, to waive the benefit of any such condition set forth in Sections 3.3 or 3.4 above, respectively, if and to the extent such condition benefits Sellers or Buyer, as the case may be. By closing the transaction, Buyer and Sellers shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Section 3.3 and Section 3.4 above, respectively. In the event any of the conditions set forth in Sections 3.3 or 3.4 above are neither waived nor fulfilled, Sellers or Buyer (as appropriate) may exercise such rights and remedies permitted by this Agreement.

3.6        Approvals Not a Condition to Buyer’s Performance.   Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in

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accordance with the terms of Section 5.6 below, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any: (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction, or (c) consents to assignments of any service contracts, management agreements or other agreements which Buyer requests.

4.      Title Matters.

4.1        Title Commitment.   Within five (5) business days from the Opening of Escrow, Sellers shall cause the Title Company to deliver to Buyer and Sellers (and their respective legal counsel) a current commitment for a CLTA Owner’s Policy of Title Insurance (the “Title Commitment”). Sellers shall deliver to Buyer, as part of the Due Diligence Materials, existing surveys of any of the Properties, if any. If Buyer desires to update the surveys delivered pursuant to this Section 4.1 or to obtain a new survey (collectively, the “Updated Survey”), then, it may do so, at Buyer’s sole cost and expense, and shall deliver a copy thereof to Sellers (and their legal counsel). During the forty (40) day period after the Effective Date (the “Title/Survey Review Period”), Buyer shall review and approve or object to the condition of title to each Property as set forth on the Title Commitment and any Updated Survey. In the event that Buyer objects to any Seller’s title for any reason or to any other item disclosed by each Title Commitment or any Updated Survey, Buyer shall, during the Title/Survey Review Period, deliver written notice (“Buyer’s Title Notice”) to Sellers specifically identifying all objections (“Title Objections”) to any such item or to the condition of any Seller’s title. Buyer’s Title Notice also may identify the form of title policy and endorsements required by Buyer. Failure of Buyer to provide a Buyer’s Title Notice within the Title/Survey Review Period shall be deemed approval by Buyer of the condition of title to each Property as set forth in the Title Commitment. Sellers shall, within three (3) business days following receipt of the Buyer’s Title Notice, deliver written notice (“Sellers’ Title Notice”) to Buyer informing Buyer whether or not Sellers desire, in Sellers’ sole discretion, an opportunity to eliminate or cure any such matter to which an objection has been raised. If Sellers elect, or are deemed to have elected, not to remove or otherwise cure an exception disapproved in Buyer’s Title Notice, Buyer shall have until the expiration of the Due Diligence Period to deliver to Sellers written notice (“Buyer’s Approval Notice”) which shall be deemed to be Buyer’s election to waive the objection. If Sellers have not received the Buyer’s Approval Notice from Buyer by the expiration of the Due Diligence Period, the Buyer shall be deemed to have disapproved the Sellers’ Title Notice and deemed to have elected to terminate this Agreement. In the event that Sellers advise Buyer in Sellers’ Title Notice that Sellers will attempt to eliminate or cure any matter to which an objection is made, Buyer’s right to terminate this Agreement will be suspended, and Sellers shall use commercially reasonable efforts to eliminate or cure such matter prior to the Closing Date; provided, however, that if Sellers fail to eliminate or cure any such matter that Sellers have agreed to attempt to eliminate or cure, despite Sellers’ commercially reasonable efforts to do so, on or prior to the Closing Date, Sellers shall not be in default or breach of this Agreement, and Buyer shall have the right, as of the Closing Date, to either: (A) terminate this Agreement, in which event the Deposit shall be refunded to Buyer, and the parties shall have no further obligations to each other under this Agreement, except for obligations which expressly survive the termination of this Agreement; or (B) waive such failure by Sellers, in writing, and accept title to such Property subject to the matters to which Buyer has objected and Sellers were unable to eliminate or cure prior to the Closing Date. Sellers’ failure to provide Buyer with Sellers’ Title Notice shall be deemed to be Sellers’ election to not cure any matter objected to by Buyer in Buyer’s Title Notice.

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4.2        Discharge of Title Objections.   If on the Closing Date there are any Title Objections which Sellers are required to pay and discharge, Sellers may use any portion of the Cash Balance to satisfy the same, provided Sellers shall deliver to Buyer at the Close of Escrow, instruments in recordable form and sufficient to satisfy such Title Objections of record, together with the cost of recording or filing such instruments. Notwithstanding anything to the contrary contained in this Section 4, Sellers agree to have all Monetary Liens removed from title at or prior to Closing.

4.3        Title Insurance.   At the Close of Escrow, and as a condition thereto, the Title Company shall issue to Buyer at Buyer’s discretion a CLTA Owner’s Policy of Title Insurance for each Property (each, a “Title Policy”) with liability in the amount of the Purchase Price (with the amount of each Title Policy to be allocated by Buyer among the seven (7) Properties), showing title to each Property vested in Buyer, subject only to the Permitted Exceptions. If Buyer desires to obtain an extended coverage title insurance policy, Buyer shall be responsible to have prepared and delivered to the Title Company an ALTA survey of each Property, at Buyer’s expense. Buyer shall pay the additional premium for extended coverage in excess of a standard coverage CLTA policy and any endorsements requested by Buyer. Neither the Due Diligence Period nor the Close of Escrow shall be extended due to Buyer’s Title Policy requirements. Notwithstanding the foregoing, if Buyer fails to provide an ALTA survey for the Property acceptable to the Title Company for purposes of issuing the Title Policy, then the Title Policy to be issued on the Close of Escrow shall be a CLTA standard coverage Owner’s Policy of Title Insurance which shall include a general survey exception.

5.       Due Diligence.

5.1        Notice.   Subject to the rights of self-storage tenants leasing units at each Property, Buyer shall have the right to commence Buyer’s physical inspection of the Property, after Buyer’s delivery of the Deposit, and Seller’s receipt of written evidence that Buyer has procured the insurance required by Section 5.3 below, upon forty-eight (48) hours’ prior written notice to Seller. Buyer’s physical inspection of each Property shall be conducted during normal business hours and at times mutually acceptable to Buyer and Sellers.

5.2        Due Diligence.

5.2.1        Inspection, Testing and Surveys.   Buyer, prior to the expiration of the Due Diligence Period, and at Buyer’s sole cost and expense, shall have the opportunity to examine, test, study and make an inspection of each Property (including an inspection as to the physical condition of each Property, zoning, land use, environmental and other laws, regulations and restrictions) as Buyer, in Buyer’s discretion, deems necessary or advisable as a condition precedent to Buyer’s purchase of each Property and to determine the physical, environmental and land use characteristics of each Property (including, without limitation, its subsurface) and its suitability for Buyer’s intended use, provided that Buyer shall notify Sellers before contacting any governmental authorities in accordance with Section 24 below and provided further that no invasive testing, borings, removal of soil samples or removal of core samples shall be done without the prior written approval of Sellers in Sellers’ sole and absolute discretion.

5.2.2        Evaluation of Business.   In addition to Buyer’s inspection of the documents provided by Seller pursuant to Section 5.5 below, Buyer, and its agents and accountants, shall have the right, upon forty-eight (48) hours’ prior email or telephonic notice to Gary Katz on behalf of Sellers and during regular business hours, to inspect and examine all business and service records, tenant files, leases, service agreements, accounts receivable,

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accounts payable, books and records of account, computer records and all other such documents relating to the management, operation, income and expense of each Property for the last two (2) full calendar years plus the current calendar year to date to the extent available and in Sellers’ possession. Buyer shall have the right to make photocopies of all records and documents at Buyer’s expense. Buyer will use any such information supplied by Sellers solely to evaluate the business conducted from each Property. In the event that this transaction does not close for any reason, other than Sellers’ default, Buyer will return to Sellers all documents that Buyer has obtained from Sellers, including the items provided pursuant to Section 5.5 below and copies of all reports and investigations undertaken by Buyer.

5.3        Insurance.   Buyer shall obtain, at Buyer’s sole cost and expense prior to entering on any Property or commencement of any investigative activities on any Property, a policy of commercial general liability insurance in a form reasonably acceptable to Sellers, covering any and all liability of Buyer and Sellers with respect to or arising out of Buyer’s investigative activities. Such policy of insurance shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer’s employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability and shall name Sellers as additional insureds. Buyer shall provide a certificate of insurance confirming coverage required under this Section 5.3 for Sellers prior to Buyer entering any Property.

5.4        Indemnity.   To the fullest extent permitted by law and in addition to all other indemnities provided for in law or at equity or in the documentation for the transactions described in this Agreement, Buyer shall protect, indemnify, defend and hold each Property, Sellers, and Sellers’ partners, officers, shareholders, directors, members, managers, employees, agents, representatives, contractors, and invitees of all of the foregoing, and the heirs, executors, successors and assigns of all of the foregoing (collectively, “Seller Parties”) free and harmless from and against any and all claims, damages, liens, stop notices, liabilities, demands, suits, obligations, losses, costs and expenses including, without limitation, reasonable attorneys’ fees and court costs, resulting from Buyer’s inspection and testing of any Property including, without limitation, repairing any and all damages to any portion of any Property, arising out of or related (directly or indirectly) to Buyer’s conducting such inspections, surveys, tests, and studies; however, the foregoing obligations of Buyer shall not be applicable to Buyer’s mere discovery of any pre-existing adverse physical condition at any Property, the gross negligence or willful acts of any Seller or any other matter to the extent not caused, directly or indirectly, by Buyer or its consultants. Buyer shall keep each Property free and clear of any mechanics’ liens or material supplier’s liens related to Buyer’s right of inspection and the activities contemplated by Section 5.2 above. Buyer’s indemnification obligations set forth herein shall survive the Close of Escrow or termination of this Agreement and shall not be merged with the Grant Deeds.

5.5        Due Diligence Materials.   Within five (5) days after the Effective Date, Sellers shall have provided copies of, or made available to Buyer electronically, the documents in the possession of Seller related to the Property referenced on EXHIBIT “B” attached hereto and incorporated herein by reference (“Due Diligence Materials”). Buyer shall have until expiration of the Due Diligence Period to review the Due Diligence Materials. Except as expressly provided in Section 9.1.5 below of this Agreement, Sellers make no representation or warranty, express or implied, that Sellers have delivered to Buyer all documents pertaining to

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the Properties in their possession or control or as to the accuracy or completeness of any information contained in the Due Diligence Materials. Buyer acknowledges that Sellers and the Seller Parties shall have no responsibility for the contents and accuracy of the Due Diligence Materials, except as expressly provided in Section 9.1.5 below of this Agreement. Buyer agrees that the obligations of Sellers in connection with the purchase of each Property shall be governed by this Agreement irrespective of the contents of the Due Diligence Materials or the timing or delivery thereof, provided such materials are delivered in accordance with the provisions of this Agreement.

5.6        Termination Upon Disapproval. If Buyer fails to notify Sellers, in writing (the “Approval Notice”), of its approval of the Properties prior to the expiration of the Due Diligence Period, such failure to deliver such Approval Notice shall be deemed Buyer’s disapproval of its due diligence investigations and this Agreement shall automatically terminate. Upon termination of this Agreement pursuant to this Section 5.6: (i) each Party shall promptly execute and deliver to Escrow Holder such documents as Escrow Holder may reasonably require to evidence such termination; (ii) Escrow Holder shall return all documents to the respective Parties who delivered such documents to Escrow; (iii) Escrow Holder shall remit the Initial Deposit to Buyer; (iv) the parties shall equally share Escrow Holder’s title and escrow cancellation fees, if any; (v) Buyer shall provide to Sellers all materials in Buyer’s possession relating to each Property (including all of the Due Diligence Materials) together with any reports, tests or studies prepared by or on behalf of Buyer with respect to each Property; and (vi) the respective obligations of Buyer and Sellers under this Agreement shall terminate (except for those obligations that expressly survive termination); provided, however, notwithstanding the foregoing, Buyer’s indemnity obligations under Section 5.4 above shall survive any such termination of this Agreement, and the termination of this Agreement shall not release any indemnity obligation of Buyer or any other obligations expressly provided in this Agreement which survive the termination of this Agreement.

6.       Escrow Matters.

6.1        Closing Costs and Charges.

6.1.1        Sellers’ Costs. Sellers shall pay: (i) one-half (1/2) of Escrow Holder’s fees; (ii) the premium for the CLTA Standard coverage portion of the Title Policy and any endorsements obtained, at Seller’s sole and absolute discretion, to cure Buyer’s Title Objections for which any Seller has agreed to cure pursuant to Section 4 above; (iii) all expenses and charges incurred to discharge delinquent or otherwise payable taxes, if any, which may be required in order for the Title Company to issue the Buyer’s Title Policy; (iv) all documentary transfer taxes payable in connection with the transfer of the Properties; and (v) Sellers’ share of prorations, if any, as determined in accordance with Section 6.5 below.

6.1.2        Buyer’s Costs. Buyer shall pay: (i) one-half (1/2) of the Escrow Holder’s fee; (ii) all document recording charges; (iii) all costs and premiums to obtain: (a) any endorsements to the Title Policy requested by Buyer; and/or (b) the ALTA extended coverage portion of the Title Policy, and any requested endorsements; (iv) the cost of any survey or survey update obtained by Buyer; (v) all costs of Buyer’s due diligence investigation; and (vi) Buyer’s share of prorations, if any, as determined in accordance with Section 6.5 below.

6.1.3        Other Costs. All other costs, if any, shall be apportioned in the customary manner for real property transactions in the respective county in which each Property is located.

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6.2       Deposit of Documents and Funds by Sellers.  Not later than one (1) business day prior to the Closing Date, Sellers shall deposit the following items into Escrow, each of which shall be duly executed and acknowledged by Sellers where appropriate:

6.2.1         One (1) original grant deed for each Property duly executed and acknowledged by the appropriate Seller substantially in the form of EXHIBIT “C” attached hereto and incorporated herein by this reference, conveying the applicable Property to Buyer (the “Grant Deeds”);

6.2.2         A FIRPTA affidavit executed by the appropriate Seller to the effect that such Seller is not a “foreign person” within the meaning of Internal Revenue Code Section 1445 (“Certification”) and an executed California Real Estate Withholding Exemption Certificate (Form 593-C) (“Form 593”);

6.2.3         Two (2) executed counterpart originals of the Assignment and Assumption of Leases for each Property in the form attached hereto as EXHIBIT “D” and incorporated herein by reference;

6.2.4         Two (2) executed counterpart originals of the Assignment and Assumption of Contracts for each Property in the form attached hereto as EXHIBIT “E” and incorporated herein by reference;

6.2.5         One (1) executed original of the Bill of Sale for each Property in the form of EXHIBIT “F” attached hereto and incorporated herein by reference;

6.2.6         Such proof of each Seller’s authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of each Seller to act for and bind each Seller, as may be reasonably required by the Title Company;

6.2.7         Such other documents reasonably requested by Title Company, including, without limitation: (i) a gap indemnity, and (ii) an owner’s affidavit for each Property;

6.2.8         Two (2) counterpart originals of the Agreement Not to Compete for each Property in the form attached hereto as EXHIBIT “G” and incorporated herein by reference, executed by each Seller; and

6.2.9         Evidence reasonably satisfactory to Buyer that Sellers have terminated all of Sellers’ employees and any Contracts not elected to be assumed by the Buyer effective as of the Closing Date.

6.3         Deposit of Documents and Funds by Buyer.  On the Closing Date or such earlier date as required by Escrow Holder, Buyer shall deposit the following items into Escrow:

6.3.1         The Cash Balance;

6.3.2         Two (2) executed counterpart originals of the Assignment and Assumption of Leases for each Property executed and acknowledged by Buyer;

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6.3.3         Two (2) executed counterpart originals of the Assignment and Assumption of Contracts for each Property;

6.3.4         Such proof of Buyer’s authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer, as may be reasonably required by the Title Company;

6.3.5         All other funds and documents as may reasonably be required by Escrow Holder to close the Escrow in accordance with this Agreement; and

6.3.6         Two (2) executed counterpart originals of the Agreement Not to Compete for each Property executed by Buyer.

6.4       Delivery of Documents and Funds at Closing.  Provided that all conditions to Closing set forth in this Agreement have been satisfied or, as to any condition not satisfied, waived by the party intended to be benefited thereby, on the Closing Date, Escrow Holder shall conduct the Closing by recording or distributing the following documents and funds in the following manner:

6.4.1         Recorded Documents.  Record the Grant Deeds in the Official Records of the applicable county in which each Property is located;

6.4.2         Buyer’s Documents.  Deliver to Buyer: (i) the original Title Policy for each Property; (ii) an original Assignment and Assumption of Leases for each Property; (iii) the original Certification and Form 593; (iv) an original of the Assignment and Assumption of Contracts for each Property; and (v) an original of the Bill of Sale for each Property.

6.4.3         Sellers’ Documents; Purchase Price.  Deliver to Sellers: (i)the Purchase Price; (ii) an original Assignment and Assumption of Leases for each Property; (iii) an original of the Assignment and Assumption of Contracts for each Property; and (iv) such other funds, if any, as may be due to Sellers by reason of credits under this Agreement, less all items chargeable to Sellers under this Agreement.

6.5       Prorations and Adjustments.  Revenues, and other income, if any, from the Properties, and real property taxes (including accounting for any real property taxes prepaid by Sellers) and operating expenses, if any, affecting a Property shall be prorated as of midnight on the day preceding the Close of Escrow (“Proration Date”). For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, for the entire day upon which the Close of Escrow occurs.

6.5.1         Rent.  Collected rents for the month of the Closing and any future period; prepaid rentals; common area maintenance charges; promotional charges; service charges; tax charges; and all other incidental expenses and charges paid by tenants under the Leases (hereinafter defined), in each case to the extent collected for the month of the Closing and any future periods, shall be prorated as of the Proration Date. Any tenant security deposits under the Leases not applied in accordance with the Leases (and interest thereon if required by law or contract to be earned thereon), including those held as letters of credit, shall

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be transferred or credited to Buyer at Closing. At Closing, Buyer shall assume Seller’s respective obligations related to the tenant security deposits. As used herein, the term “Lease” shall mean any lease affecting a Property including, but not limited to, a lease for a storage unit located on that Property, and the term “Leases” shall mean all Leases.

6.5.2         Delinquent Rent.  “Delinquent Rent” means all rent due and payable with respect to any Property as of the Proration Date and applicable, on an accrual basis, to any period of time preceding the Proration Date including, but not limited to, checks received after the Proration Date, but prior to the Closing Date. Delinquent Rent payable by any tenant who has Delinquent Rent that, as of the Proration Date, is more than thirty (30) days delinquent shall not be prorated and shall, at Closing, become the property of Buyer. At Closing, Seller shall receive a credit for the Delinquent Rent in an amount equal to eighty percent (80%) of the Delinquent Rent payable by any tenant that, as of the Proration Date, is not more than thirty (30) days delinquent.

6.5.3         Taxes and Assessments.  All non-delinquent real estate taxes and current installments of assessments affecting the Properties which are payable by Sellers shall be prorated as of the Close of Escrow based on the actual current tax bill. All delinquent taxes and assessments, if any, affecting the Properties which are payable by Sellers shall be paid at the Close of Escrow from funds accruing to Sellers. Any refunds of real estate taxes and assessments attributable to the period prior to the Close of Escrow shall be paid to Sellers upon receipt, whether such receipt occurs before or after the Close of Escrow.

6.5.4         Utility Deposits.  Sellers shall be credited and Buyer shall be debited with an amount equal to all refundable deposits, retentions, and holdbacks then being held by any governmental entity or any utility company, together with all interest then accrued thereon for the benefit of Sellers, to the extent same constitute liabilities of third parties to Sellers which are credited or assigned by Sellers to Buyer as of the Close of Escrow. For any deposit with a utility company for which the utility company accepts the Buyer as assignee and permits the retention of the deposit, Buyer shall give Sellers a credit at Closing for each such retained deposit with a utility company serving the applicable Property, in which case Sellers shall, as applicable, assign its rights to each such deposit to Buyer at the Closing; or, at Sellers’ option, Sellers shall be entitled to receive a refund of each such deposit from the utility company, and Buyer shall post its own deposits.

6.5.5         Utilities.  Sellers shall attempt to cause the utility and water meters to be read by the applicable utility provider on the day prior to the Closing or as close to the Closing as is possible if a reading on the day prior to the Closing cannot be obtained, and shall be responsible for the cost of all utilities and water used prior to that time. To the extent utility readings cannot be taken on the day prior to the Closing, Buyer and Sellers shall reasonably estimate what the readings are likely to have been as of the Closing based on the actual reading, when the actual reading occurred and such information as may be available to Buyer and Sellers relating to daily usage rates. On the Closing, Buyer shall cause all accounts with utility companies to be changed to its name, and all utility bills for periods from and after the Closing shall be paid by Buyer.

6.5.6         Contracts.  The contract price of the contracts assumed by Buyer, if any, as set forth in EXHIBIT “D” shall be prorated as of the Proration Date.

6.5.7         Assessment Liens.  If and to the extent there exists any improvement assessment liens, Mello Roos bond payments or other similar assessments which

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encumber a Property, the bond payments or assessment liens for the current payable period shall be prorated in accordance with Section 6.5 above. Sellers shall have no obligation to pay off the remaining principal amount of any of such assessments or bonds, and the lien of such assessments shall continue to burden such Property after the Close of Escrow.

6.6         Method of Proration.  Buyer and Sellers agree to prepare a schedule of prorations and exchange such schedule not later than seven (7) days prior to the Closing Date with respect to each Property. Such prorations shall be final and not subject to “true up” or other reconciliation after the Close of Escrow and shall be paid by Buyer to Sellers (if the prorations result in a net credit to the Sellers) or by Sellers to Buyer (if the prorations result in a net credit to the Buyer) by increasing or reducing the cash to be paid by Buyer at the Close of Escrow.

6.7         Tax Protests; Tax Refunds and Credits.  Sellers shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for each Property due and payable for the calendar year in which the Closing occurs and all prior calendar years. Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes and personal property taxes for each Property due and payable for all calendar years subsequent to the calendar year in which the Closing occurs. All real estate and personal property tax refunds and credits received after Closing with respect to each Property shall be applied in the following order of priority: first, to pay the costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with obtaining such tax refund or credit; and second, apportioned between Buyer and Sellers as follows:

(a)             With respect to any refunds or credits attributable to real estate and personal property taxes assessed for the calendar year in which the Closing occurs (regardless of the year for which such taxes are assessed), such refunds and credits shall be apportioned between Buyer and Sellers in proportion to the number of days in such calendar year that each party owned the Property (with title to the Property being deemed to have passed as of 12:01 a.m. on the Closing Date);

(b)             With respect to any refunds or credits attributable to real estate and personal property taxes assessed for any period prior to the calendar year in which the Closing occurs, Sellers shall be entitled to the entire refunds and credits; and

(c)             With respect to any refunds or credits attributable to real estate and personal property taxes assessed for any period after the calendar year in which the Closing occurs, Buyer shall be entitled to the entire refunds and credits.

7.       Property “AS IS.”

7.1         “As-ls” Sale and Purchase.  Buyer acknowledges that the provisions of this Section 7 have been required by Sellers as a material inducement to enter into the contemplated transactions, and the intent and effect of such provisions have been explained to Buyer and Buyer’s legal counsel and have been understood and agreed to by Buyer. As a material inducement to Sellers to enter into this Agreement and to convey each Property to Buyer, Buyer hereby acknowledges and agrees that Buyer is purchasing each Property in its existing condition, “As-ls, Where-ls, With All Faults”, and will, by the expiration of the Due Diligence Period, have made or have waived all inspections and investigations of the Property

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and its vicinity which Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Properties.

7.2         No Side Agreements or Representations.  No person acting on behalf of Sellers is authorized to make, and by execution hereof, Buyer acknowledges that no person has made, any representation, agreement, statement, warranty, guarantee or promise regarding the Properties or the transaction contemplated herein or the zoning, construction, physical condition or other status of the Properties except as may be expressly set forth in this Agreement. No representation, warranty, agreement, statement, guarantee or promise, if any, made by any person acting on behalf of Sellers which is not contained in this Agreement will be valid or binding on Sellers.

7.3         As Is Condition.  Except for the express representations and warranties and disclosures of Sellers contained in this Agreement, Buyer acknowledges and agrees that Sellers (or anyone on behalf of Sellers) have not made, do not make, and specifically negate and disclaim any representations, warranties, assurances, inducements, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to: (i) value; (ii) the income to be derived from each Property; (iii) the suitability of each Property for any and all activities and uses which Buyer may conduct thereon; (iv) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of each Property; (v) the manner, quality, state of repair or lack of repair of each Property; (vi) the nature, quality or condition of each Property including, without limitation, the water, soil and geology; (vii) the compliance of or by each Property or their operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (viii) the manner or quality of the construction or materials, if any, incorporated into each Property; (ix) compliance with any environmental protection, pollution or land use laws, rules, regulation, orders or requirements including, without limitation, Title III of the Americans With Disabilities Act of 1990, California Health & Safety Code, the Federal Water Pollution Control Act (the Clean Water Act), the Federal Resource Conservation and Recovery Act, the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, and regulations promulgated under and amendments of any of the foregoing or any other environmental law, ordinance, rule, requirement, resolution, policy statement or regulation affecting each Property; (x) the presence or absence of Hazardous Materials at, on, under, or adjacent to each Property; (xi) the content, completeness or accuracy of the Due Diligence Materials concerning each Property or the Title Commitment for each Property; (xii) the conformity of the improvements to any plans or specifications for each Property, including any plans and specifications that may have been or may be provided to Buyer; (xiii) the conformity of each Property to past, current or future applicable zoning or building requirements; (xiv) deficiency of any undershoring; (xv) deficiency of any drainage; (xvi) the fact that all or a portion of a Property may be located on or near an earthquake fault line or on or near a flood plain; (xvii) the existence of vested land use, zoning or building entitlements affecting each Property; or (xviii) with respect to any other matter pertaining to the Properties or any other law, ordinance, rule, requirement, resolution, policy statement or regulation affecting each Property. If Buyer waives the Due Diligence Period, then Buyer further acknowledges and agrees that having been given the opportunity to inspect each Property and review information and documentation affecting each Property, Buyer is relying solely on its own investigation of each Property and review of such information and documentation. Buyer further acknowledges and agrees that any information made available to Buyer or provided or to be provided by or on behalf of Sellers with respect to each Property was

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obtained from a variety of sources and that Sellers have not made any independent investigation or verification of such information and make no representations as to the accuracy or completeness of such information, except as expressly set forth in Section 9.1.5 below. Except in connection with a material breach of the representation set forth in Section 9.1.5 below, Buyer agrees to fully and irrevocably release Sellers from any and all claims that it may now have or hereafter acquire against Sellers for any costs, loss, liability, damage, expense, demand, action or cause of action arising from such information or documentation. Sellers are not liable or bound in any manner by any oral or written statements, representations or information pertaining to each Property, or the operation thereof, furnished by any real estate broker, agent, employee, servant or other person. Buyer further acknowledges and agrees that Sellers have no obligation to make repairs, replacements or improvements to any Property except as may otherwise be expressly stated in this Agreement. Buyer represents, warrants, and covenants to Sellers, which representation, warranty, and covenant shall survive the Close of Escrow and not be merged with any Grant Deed, that Buyer is relying solely upon Buyer’s own investigation of the Properties.

7.4         No Implied Warranties.  Except for deed warranties, Sellers hereby disclaim all warranties implied by law arising out of or with respect to the execution of this Agreement, any aspect or element of each Property, or the performance of Sellers’ obligations hereunder including, without limitation, all implied warranties of merchantability and/or fitness for a particular purpose.

7.5         Negotiated Purchase Price.  Buyer acknowledges and agrees that the Purchase Price negotiated by Sellers and Buyer reflects the known and unknown risks and liabilities assumed by Buyer under this Agreement, Sellers’ unwillingness to conduct any investigation or due diligence with respect to the Property on behalf of Buyer, and Sellers’ desire to receive an absolutely net, fixed amount as consideration for the sale of each Property, regardless of any facts known or discovered before or following the Close of Escrow which might result in a diminution in value of any Property.

7.6         Release.  In recognition of the opportunity afforded to Buyer pursuant to this Agreement to investigate any and all aspects of each Property as Buyer determines to be appropriate, Buyer agrees at the Close of Escrow to release and waive all claims against Sellers associated with each Property as follows:

7.6.1         Buyer and Buyer’s agents, successors and assigns each hereby forever release, discharge and acquit the Sellers and the Seller Parties of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses (together, “Claims”), of every type, kind, nature, description or character, relating to or arising from each Property including, without limitation, any matters which arise out of or relate to the presence at, under, on or near a Property of any Hazardous Materials or any hazardous, toxic or radioactive wastes, substances, or materials (including, without limitation: (i) any condition of environmental contamination at, under, in, above or about each Property, however and whenever occurring (including, without limitation, the contamination of any soil, surface water or ground water at, under, in or about each Property); (ii) the prior, present or future existence or release of any Hazardous Materials, in any state or form, at, under, in, above or about each Property, however any such Hazardous Materials came to be located thereat, thereunder, therein, thereabove or thereabout including, without limitation, the existence or release of any Hazardous Materials into the air exiting at each Property or into any

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soil, surface water or ground water at, under, in or about each Property; or (iii) the prior, present or future existence of any underground or above ground storage tanks (including all attendance piping and other systems) at, under or in the vicinity of each Property), and irrespective of how, why or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated including, without limitation, any rights of Buyer or its successors or assigns under the State or Federal Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time, and similar laws, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the Properties.

7.6.2         Buyer hereby agrees, represents and warrants that Buyer realizes and acknowledges that factual matters now unknown to Buyer may have given or may hereafter give rise to causes of action, Claims, demands, debts, controversies, damages, costs, losses and expenses, which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this Agreement has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Seller Parties from any such unknown causes of action, Claims, demands, debts, controversies, damages, costs, losses and expenses which are in any way related to the Properties except as expressly provided to the contrary in this Agreement. In furtherance of this intention, Buyer expressly waives any and all rights conferred upon it by the provisions of California Civil Code Section 1542, and expressly consents that this Agreement shall be given full force and effect according to each of its express provisions. California Civil Code Section 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Buyer acknowledges that but for Buyer’s agreement to each and every provision of this Section 7.6, Seller would not have entered into this Agreement. The foregoing release shall be effective as of the Effective Date and shall be deemed to be remade and reaffirmed as of the expiration of the Due Diligence Period and as of the Close of Escrow.

THE FOREGOING RELEASE IN THIS SECTION 7.6 SHALL NOT EXCUSE AND EXPRESSLY EXCLUDES: (A) SELLERS’ EXPRESS OBLIGATIONS UNDER THIS AGREEMENT OR IN ANY DOCUMENTS SIGNED BY ANY SELLER AND DELIVERED TO BUYER AT THE CLOSE OF ESCROW, OR (B) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER OR MATERIAL BREACHES OF SELLERS’ REPRESENTATIONS OR WARRANTIES.

7.7         Indemnity.  Buyer, on behalf of itself, Buyer’s successors, assigns and successors-in-interest, hereby agrees to indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Sellers, Seller Parties and their successors and assigns, harmless from any and all Claims resulting from, related to, or based upon, whether directly or indirectly: (i) the breach by Buyer of any representation, warranty, covenant or obligation contained in this Agreement or in any other agreement, document, exhibit or instrument related hereto or referenced herein; and (ii) any Claim(s) arising in respect of events and circumstances first occurring after the Close of Escrow; and (iii) any Claim(s) by any third party which Claim(s)

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(or the basis for which) arose from, is based upon, relates to or pertains to, whether directly or indirectly, any act or omission of Buyer. Buyer acknowledges that but for Buyer’s agreement to each and every provision of this Section 7.7, Sellers would not have entered into this Agreement. Each Seller, on behalf of itself, Seller’s successors, assigns and successors-in-interest, hereby agrees to indemnify, defend (with legal counsel reasonably acceptable to Buyer) and hold Buyer, and Buyer’s successors and assigns, harmless from any and all Claims resulting from, related to, or based upon, whether directly or indirectly: (i) the breach by such Seller of any representation, warranty, covenant or obligation contained in this Agreement or in any other agreement, document, exhibit or instrument related hereto or referenced herein; and (ii) any Claim(s) arising in respect of events and circumstances first occurring prior to the Close of Escrow; (iii) any Claim(s) by any third party which Claim(s) (or the basis for which) arose from, is based upon, relates to or pertains to, whether directly or indirectly, any act or omission of such Seller; and (iv) any Claim or liability arising from any Contracts not assumed by Buyer. Each Seller acknowledges that but for each Setter’s agreement to each and every provision of this Section 7.7, Buyer would not have entered into this Agreement. Each and every provision of this Section 7.7 shall survive the Close of Escrow and the delivery and recordation of the Sellers’ Grant Deeds.

7.8         Flood Hazard Zone.  Buyer acknowledges that if any Property is located in an area which the Secretary of HUD has found to have special flood hazards, then pursuant to the National Flood Insurance Program, Buyer will be required to purchase flood insurance in order to obtain any loan secured by such Property from any federally regulated financial institution or a loan insured or guaranteed by an agency of the United States government. Buyer shall have sole responsibility to determine whether any Property is located in an area which is subject to the National Flood Insurance Program.

By initialing below, the Buyer acknowledges that: (i) this entire Section 7 has been read and fully understood; (ii) the Buyer has had the opportunity to ask questions of its legal counsel about its meaning and significance; and (iii) the Buyer has accepted and agreed to the terms set forth in this Section 7. Buyer further represents and warrants that Buyer’s legal counsel is experienced and knowledgeable in sophisticated and complex real estate transactions and in particular the acquisition of land similar to the Properties.

BUYER’S INITIALS

8.       Condemnation; Destruction.

8.1         Condemnation.  If, prior to the Close of Escrow, proceedings are commenced or threatened for the taking by exercise of the power of eminent domain of all or a material part of any of the Properties which, as reasonably determined by Buyer using its reasonable business judgment would render such Property unacceptable to Buyer as a self-storage facility, then; (i) Sellers shall notify Buyer of such fact; and (ii) Sellers or Buyer shall have the option to terminate this Agreement upon notice given not later than three (3) days after receipt of such notice. If this Agreement is so terminated, then: (a) Sellers and Buyer shall equally pay any costs associated with the cancellation of the Escrow pursuant to Section 5.6 above; and (b) Escrow Holder shall, without requiring any further instruction from Sellers and notwithstanding any contrary instruction from Sellers, immediately return to Buyer the Deposit (and any interest accrued thereon). If the parties do not terminate this Agreement or the condemnation does not render all or any material part of any Property unacceptable to Buyer as a self-storage facility as reasonably determined by Buyer, in Buyer’s reasonable business

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judgment, then: (A) Buyer and Seller shall proceed to the Close of Escrow pursuant to the terms of this Agreement, without any adjustment to the Purchase Price and modification of the terms of this Agreement, except that the Property shall not include the property so taken; and (B) Buyer shall be entitled to receive and retain, all final, non-appealable awards for such taking not received as of the Close of Escrow (provided there is no reduction of the Purchase Price). For purposes of this Section 8.1, if the condemnation is of a material nature reasonably determined by Buyer using Buyer’s reasonable business judgment that all or a material portion of any of the Properties would render such Property unacceptable to Buyer as a self-storage facility, either Sellers or Buyer shall have the right to terminate this Agreement.

8.2         Destruction or Damage.  All risk of loss to any Property shall remain with Sellers prior to the Closing. In the event any of the Properties are damaged or destroyed prior to the Closing Date, Sellers shall notify Buyer, in writing, of such fact promptly after obtaining knowledge thereof. If any such damage or destruction: (a) is an insured casualty, and (b) would cost less than an amount equal to five percent (5%) of the Purchase Price (allocated to the damaged Property) to repair or restore, then this Agreement shall remain in full force and effect, and Buyer shall acquire the Properties upon the terms and conditions set forth herein. The cost of repair shall be determined by an architect and contractor selected by Sellers and reasonably approved by Buyer. In such event, Buyer shall receive a credit against the Purchase Price equal to the deductible amount applicable under Sellers’ casualty policy, less all actual and reasonable costs and expenses, including attorneys’ fees and costs, incurred by Sellers as of the Closing Date in connection with the negotiation and/or settlement of the casualty claim with the insurer (“Realization Costs”), and Sellers shall assign to Buyer all of Sellers’ right, title and interest in and to all proceeds of insurance on account of such damage or destruction. In the event any Property is damaged or destroyed prior to the Closing Date and the cost of repair would equal or exceed an amount equal to five percent (5%) of the Purchase Price (allocated to the damaged Property), or the casualty is an uninsured casualty, then, notwithstanding anything to the contrary set forth above in this Section, either Sellers or Buyer shall have the right, at its election, to terminate this Agreement. Buyer shall have five (5) days after Sellers notify Buyer of the cost of repairing the damage to make such election by delivery to Sellers of a written election notice (“Election Notice”) and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to deliver the Election Notice within such five (5) day period shall be deemed an election not to terminate this Agreement. In the event Buyer does not elect to terminate this Agreement as set forth above, this Agreement shall remain in full force and effect, Sellers shall assign to Buyer all of Sellers’ right, title and interest in and to any and all proceeds of insurance on account of such damage or destruction, if any, and, if the casualty was an insured casualty, Buyer shall receive a credit against the Purchase Price equal to the deductible amount under Sellers’ casualty insurance policy.

9.       Representations and Warranties: Acknowledgments; Covenants.

9.1         By Seller.  Each Seller represents and warrants to Buyer that, with respect to that Seller’s Property only, as of the date of this Agreement and as of the Closing Date:

9.1.1         Authority.  Each entity comprising Seller has the full power and authority to execute, deliver and perform its respective obligations under this Agreement.

9.1.2         Due Organization.  Each Seller entity is duly formed and validly existing under the laws of the State of its formation and, if formed in another state, is

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registered as a foreign corporation to do business in the State of California. The individuals entering into this Agreement on behalf of each Seller have the authority to bind the Seller. Entering into this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not violate Seller’s organizational documents or any other agreement to which Seller is a party. Neither this Agreement nor any of the documents to be executed by Seller which are to be delivered at Closing will violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject.

9.1.3         No Conflict; Binding Obligations.  This Agreement, and each respective Seller’s sale of a Property hereunder, does not violate any material terms or provisions of any contract to which such Seller is a party. This Agreement and all documents to be executed and delivered by a Seller to Buyer pursuant to the terms of this Agreement: (i) are or will be legal, valid and binding obligations of such Seller as of the date of their respective execution, (ii) are or will be enforceable as against such Seller in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally), and (iii) do not and will not, as of the Closing Date, violate any provisions of any agreement to which such Seller is a party.

9.1.4         No Action.  To the respective Seller’s knowledge, there is no action, suit or proceeding (including condemnation, environmental, zoning or other land-use regulation proceeding) pending or, to Seller’s knowledge, threatened against Seller and relating to or arising out of the ownership, management or operation of any of the Properties, in any court or before or by and federal, state, or municipal department, commission, board, bureau or agency or other governmental instrumentality.

9.1.5         Due Diligence Materials.  To the respective Seller’s knowledge, the Due Diligence Materials are true and complete copies of the documents that they purport to be.

9.1.6         Insolvency.  To the respective Seller’s knowledge, no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against Seller, or are any of such proceedings contemplated by Seller.

9.1.7         Not Foreign Person.  Seller is not a “foreign person” as defined in §1445 of the Internal Revenue Code of 1986, as amended (the “Code”), or under any similar sections of any similar laws of the State of California. Seller shall sign under penalty of perjury and deliver to Buyer at the Closing a certification thereof indicating thereon Seller’s U.S. taxpayer identification number and address.

9.1.8         Environmental.  Except as may be disclosed in any environmental report obtained by Buyer, no Seller has received any written notice that its Property is in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, “Environmental Laws”) relating to environmental conditions or hazardous materials presently existing on, in, or under any Property in violation of Environmental Laws, and to the respective Seller’s knowledge, there has been no unlawful production, disposal or storage by Seller at its Property of any hazardous materials or other toxic substance by Seller.

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9.1.9         Assessments.  Other than the amounts disclosed by the tax bills delivered to Buyer by Seller and possible supplemental or escape assessments which may be levied by the applicable county assessor after the date hereof, to the respective Seller’s knowledge, there are no other real property taxes which have been or will be assessed against its Property for the current tax year. To the respective Seller’s knowledge, except as shown in the Title Commitment or tax bill for a Property, there are no special assessments or charges which have been levied against any Property or which will result from work, activities or improvements done to any Property.

9.1.10         Liens.  To the respective Seller’s knowledge, there are no liens, encumbrances, claims, covenants, conditions, restrictions, easements, rights of way, options, judgments or other matters affecting its Property, except as disclosed by the Title Commitment.

9.1.11         OFAC.  Each Seller is not, and will not become, a person or entity with whom United States Persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those names on OFAC’s Specially Designated and Blocked Persons list), or under any statute, executive order (including the September 24, 2002 Executive Order blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and will not engage in any dealing or transaction to be otherwise associated with such persons or entities.

All references in this Agreement to “Seller’s knowledge” or words of similar import shall refer only to the actual knowledge (without investigation or inquiry) of such Seller and shall not be construed to refer to the knowledge of any officer, agent or employee of such Seller or any affiliate thereof or to impose or have imposed upon any officer, agent or employee any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer. There shall be no personal liability on the part of any officer, agent or employee arising out of any representations or warranties made herein.

9.2        Termination of Employees, Management and Service Contracts, and Rights to Occupy Apartment/Mobile Home.  Buyer shall have no obligation to hire the employees of any Seller (if any) or its affiliates and no duty or other obligation with respect to the termination of any such employees. Notwithstanding the foregoing, Sellers shall not prevent or hinder Buyer from contacting any employees of Sellers so that Buyer and its agents may interview such employees and otherwise conduct such due diligence as Buyer deems necessary with respect to the employees. Upon the expiration of the Due Diligence Period and Buyer’s delivery of the Additional Deposit to Escrow Holder, Sellers shall give their employees at the Properties written notice that the Properties will be sold to Buyer on the Closing Date and that the employment of such employees with Sellers shall terminate as of the Closing Date. Sellers shall terminate any existing management agreement and employees upon Closing and, effective as of the Closing Date, Buyer shall have no liability or obligation with respect to any employee of Sellers or their management company prior to or after the Closing Date. In accordance with California law, and to the extent Buyer will not be re-hiring such employees, upon Buyer’s written request to Sellers, Sellers shall terminate the rights of any person to occupy any residential apartment or mobile home located on any of the Properties. After expiration of the Due Diligence Period and Buyer’s delivery of the Additional Deposit to Escrow Holder, neither the Sellers nor any of their respective managing agents will enter into any new employment contracts or agreements or hire any new employees, without the prior written

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consent of Buyer, such consent to not be unreasonably withheld, conditioned or delayed, or unless such employee can be terminated prior to the Closing Date. Sellers shall terminate all service and maintenance contracts other than those that Buyer expressly agrees to assume in accordance with Section 2.2 above of this Agreement, effective as of the Closing Date and without payment of any fee by Buyer in connection with such termination or otherwise. This Section 9.2 shall survive the Closing.

9.3        By Buyer.  Buyer represents and warrants to Sellers that as of the date of this Agreement and as of the Closing Date:

9.3.1         Authority.  Buyer has full power and authority to enter into and comply with the terms of this Agreement. This Agreement and all documents executed by Buyer which are to be delivered to Sellers on the Closing Date are, or at the Closing Date will be, duly authorized, executed and delivered by Buyer and are, or at the Closing Date will be, legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, and such documents do not, and at the Closing Date will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

9.3.2         Due Organization.  Buyer is a limited partnership duly formed and validly existing under the laws of the State of Delaware. The individuals entering into this Agreement on behalf of Buyer have the authority to bind the Buyer. Entering into this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited partnership action and do not violate Buyer’s Certificate of Formation, partnership agreement, or any other agreement to which Buyer is a party.

9.3.3         No Bankruptcy.  Buyer: (i) is not bankrupt or insolvent under any applicable federal or state standard; (ii) has not filed for protection or relief under any applicable bankruptcy or creditor protection statute; (iii) has not been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute. Buyer is not entering into the transaction described herein with an intent to defraud any creditor or to prefer the rights of one creditor over any other.

9.3.4         OFAC.  Buyer is not, and will not become, a person or entity with whom United States Persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those names on OFAC’s Specially Designated and Blocked Persons list), or under any statute, executive order (including the September 24, 2002 Executive Order blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and will not engage in any dealing or transaction to be otherwise associated with such persons or entities.

9.4        Continuation and Survival.  Except as otherwise specifically stated in this Agreement, all representations, warranties and covenants by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to and shall be deemed made as of the date of this Agreement or such writing and again at the Closing, shall be deemed to be material, and shall survive the execution and delivery of this Agreement, the Grant Deeds and the Closing Date for a period of nine (9) months from the Closing Date. In the event either Party is notified, in writing, by the other Party of the breach of any of the representations or warranties of such notifying Party contained in this Agreement and, notwithstanding such notification, the Party receiving such notification proceeds with the consummation of the purchase and sale of the Property upon the Closing Date, such notifying Party shall not be liable to the other Party as

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a result of such breach; provided the breaching Party so notified the other Party within three (3) business days of becoming aware of such breach and such breach was not within the reasonable control of the breaching Party.

9.5        Seller’s Representations Deemed Modified.  To the extent that Buyer has actual knowledge prior to the expiration of the Due Diligence Period that any Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge.

9.6         Sellers’ Covenants Regarding Operation of the Properties Through the Close of Escrow.

9.6.1    Existing Operations.  Each Seller hereby agrees, through and including the Close of Escrow and at such Seller’s sole cost and expense, to: (a) keep all existing insurance policies affecting the each Property in full force and effect, (b) use due diligence and commercially reasonable efforts to keep in full force and effect and/or renew all licenses and permits, (c) provide all services and to continue to operate, manage and maintain the Properties (including mechanical equipment of every kind used in the operation thereof) in such condition so that the Properties shall be in substantially similar condition on the Close of Escrow as on the date hereof, reasonable wear and tear and damage from casualty excepted, (d) use commercially reasonable efforts to comply with all governmental regulations, and (e) keep Buyer timely advised of any material repair or improvement required to keep any Property in the condition as required above.

9.6.2    Leases.  Except in the ordinary course of business, no Seller will hereafter modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into new leases or any other obligations or agreements affecting a Property, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed by Buyer prior to the expiration of the Due Diligence Period (but which may be withheld in Buyer’s sole discretion following the expiration of the Due Diligence Period and the making of the Additional Deposit). Except in the ordinary course of business, without the prior written consent of Buyer, no Seller shall terminate any of the Leases, unless the tenant thereunder shall have materially defaulted in the payment of rent. Except in the ordinary course of business, no Seller shall accept from any of the tenants payment of rent more than one (1) month in advance or apply any security deposit to rent due from any tenant.

9.6.3    Contracts.  After expiration of the Due Diligence Period and Buyer’s delivery of the Additional Deposit, and except in the ordinary course of business, Sellers will not hereafter extend, renew, modify or replace any of the Contracts (other than the termination thereof) or enter into new Contracts or any other obligations or agreements affecting any Property.

9.6.4    Additional Liens.  Sellers will not, without the prior written consent of Buyer, such consent to not be unreasonably withheld, conditioned or delayed, convey any interest in the licenses and permits, the records or plans or any of the other Property, and Sellers will not intentionally subject the Properties to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the Effective Date which will not be eliminated prior to the Close of Escrow.

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9.6.5    Alterations.  Sellers will not make any material alterations to the Properties unless required by law or to maintain the integrity of the improvements located on any Property or if required to insure the safety of tenants at any of the Properties.

9.6.6    Invoices.  Each Seller has paid or will pay in full, prior to the Close of Escrow, all bills and invoices that are received by such Seller prior to the Close of Escrow for labor, goods, materials and services of any kind relating to the Property owned by such Seller and utility charges relating to the period prior to the Close of Escrow.

9.6.7    Changes in Circumstances.  Sellers shall promptly notify Buyer of any material change in any condition with respect to any Property or of any event or circumstance which makes any representation or warranty of Sellers under this Agreement untrue or misleading in any material respect, or any covenant of Sellers or Buyer under this Agreement incapable or less likely of being performed, it being understood that Sellers’ obligation to provide notice to Buyer shall in no way relieve Sellers of any liability for a breach by Sellers of any of their representations, warranties or covenants under this Agreement.

10.      Default.

10.1    LIQUIDATED DAMAGES: DEPOSIT.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER HAS NOT OR IS DEEMED NOT TO HAVE TERMINATED THIS AGREEMENT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, AND IF THE SALE OF THE PROPERTIES OR ANY INDIVIDUAL PROPERTY TO BUYER IS NOT CONSUMMATED SOLELY BY REASON OF BUYER’S DEFAULT UNDER THIS AGREEMENT, AND IF BUYER DOES NOT CURE SUCH DEFAULT WITHIN TEN (10) DAYS FOLLOWING RECEIPT OF NOTICE FROM SELLER DESCRIBING SUCH DEFAULT, SELLER MAY, AS SELLER’S SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT, TERMINATE THIS AGREEMENT BY GIVING WRITTEN NOTICE THEREOF TO BUYER PRIOR TO OR AT CLOSING OR WITHIN FIVE (5) BUSINESS DAYS AFTER THE CLOSING DATE (IF THE CLOSING SHALL NOT HAVE TAKEN PLACE), WHEREUPON NEITHER PARTY HERETO SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER (EXCEPT AS EXPRESSLY SET FORTH HEREIN AS SURVIVING TERMINATION) AND SELLERS SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND RETAIN THE DEPOSIT AS SELLERS’ LIQUIDATED DAMAGES. THE PARTIES AGREE THAT IT WOULD BE EXTREMELY IMPRACTICABLE AND DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLERS AS A RESULT OF BUYER’S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTIES PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION 10 REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLERS WILL INCUR AS A RESULT OF SUCH FAILURE; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT LIMIT SELLERS’ RIGHT TO RECEIVE REIMBURSEMENT FOR ATTORNEYS’ FEES INCURRED BY SELLERS IN PURSUING THEIR REMEDIES TO RECOVER LIQUIDATED DAMAGES PURSUANT TO THIS SECTION 10, OR WAIVE OR AFFECT SELLERS’ RIGHTS AND BUYER’S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLERS PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677. THE PARTIES HAVE SET

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FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION 10.1.

SELLER’S INITIALS	BUYER’S INITIALS

SELLER’S INITIALS

SELLER’S INITIALS

SELLER’S INITIALS

SELLER’S INITIALS

10.2     No Contesting Liquidated Damages.  As material consideration to each Party’s agreement to the liquidated damages provisions stated above, each Party hereby agrees to waive any and all rights whatsoever to contest the validity of the liquidated damage provision for any reason whatsoever including, but not limited to, that such provision was unreasonable under circumstances existing at the time this Agreement was made.

10.3     Buyer’s Remedies for Sellers’ Default.  If at, or prior to, the Close of Escrow: (a) Sellers are in material default of any of Sellers’ obligations hereunder; or (b) any of Sellers’ representations or warranties are untrue in any material respect, Buyer’s sole and exclusive remedy shall be to either: (i) terminate this Agreement by written notice to Sellers and Escrow Holder, in which event the Deposit shall promptly be returned to Buyer and Seller shall reimburse Buyer all of Buyer’s reasonable and actual out-of-pocket costs, fees and expenses incurred by in connection with this Agreement including, without limitation, negotiating and entering into this Agreement, obtaining and cancelling the Title Commitment, obtaining the Updated Survey and performing the inspections in an amount not to exceed Three Hundred Thousand Dollars ($300,000.00); or (ii) provided Buyer is not in default under this Agreement, pursue an action for specific performance of this Agreement, so long as any action or proceeding for specific performance is filed within sixty (60) days after the scheduled Closing Date, with Buyer thereby waiving, except as provided below, all other Claims against Sellers for damages of any type (including, without limitation, any actual, special, consequential, incidental, punitive or exemplary damages or any other remedy available at law or in equity) in connection with this Agreement and the transaction contemplated hereby. Sellers shall not be deemed to be in default under this Agreement until Buyer has provided Sellers with a written notice specifying the default of Sellers and Sellers’ failure to cure such default within ten (10) days after Sellers’ receipt of such written notice; provided, however, if such default cannot be reasonably cured within such ten (10) day period, provided Sellers have commenced the cure of such default within the ten (10) day period, Sellers shall have a reasonable period of time to cure such default.

11.        Waiver of Trial by Jury.  Sellers and Buyer, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim, demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, or incidental to, the dealings of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise. To the extent they may legally do so, Sellers and Buyer hereby agree that any such claim, demand, action, cause of action, or proceeding shall be decided by a court trial without a jury and that any party hereto

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may file an original counterpart or a copy of this Section 11 with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury.

12.        Attorneys’ Fees.  If any party hereto brings an action or proceeding (including any cross-complaint, counterclaim or third-party claim) against the other party by reason of a default by the other party or otherwise arising out of this Agreement, the non-prevailing party shall pay to the prevailing party in such action or proceeding all of the prevailing party’s costs and expenses of suit, including reasonable attorneys’ fees and expert witness fees, which shall be payable whether or not such action is prosecuted to a judgment.

13.        Notices.  All notices, demands, approvals, and other communications provided for in this Agreement shall be in writing and shall be personally delivered, delivered by reputable overnight courier, sent by certified mail, postage prepaid, return receipt requested or sent by e-mail transmission or facsimile transmission and shall be effective upon the earlier of the following to occur: (i) if personally delivered or delivered by overnight courier, when delivered to the recipient; (ii) if mailed, three (3) business days after deposit in a sealed envelope in the United States mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the recipient as set forth below; or (iii) upon transmission, if sent by facsimile or e-mail. All notices to Sellers shall be sent to Sellers’ Address. All notices to Buyer shall be sent to Buyer’s Address. All notices to Escrow Holder shall be sent to Escrow Holder’s Address.

If to Buyer:	Sparky’s Storage 18 (CA) LP c/o W.P. Carey Inc. ATTN: Elizabeth Raun Schlesinger 50 Rockefeller Plaza, 2nd Floor New York, NY 10020

Telephone: (212) 492-8915 Facsimile: (212) 492-8922 E-mail: eraun@wpcarey.com

with a copy to:	W.P. Carey Inc. ATTN: Darren M. Sharlach, Esq. 50 Rockefeller Plaza, 2nd Floor New York, NY 10020

Telephone: (212) 492-1119 Facsimile: (212) 492-8922 E-mail: dsharlach@wpcarey.com

If to Sellers:	NetREIT, Inc. ATTN: Kathryn K. Richman, Esq. 1282 Pacific Oaks Place Escondido, CA 92029

Telephone: (760) 471-8536 Ext. 257 Facsimile: (760) 471-0399 E-mail: KRichman@NetREIT.com

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with a copy to:	NetREIT, Inc. ATTN: Gary Katz 1282 Pacific Oaks Place Escondido, CA 92029

Telephone: (760) 471-8536 Ext. 203 Facsimile: (760) 471-0399 E-Mail: GKatz@NetREIT.com

with a copy to:	Weitzen Phillips & Weinberg LLP ATTN: Jed L. Weinberg, Esq. 12730 High Bluff Drive, Suite 200 San Diego, CA 92130-2077

Telephone: (858) 792-9012 Facsimile: (858) 792-9016 E-mail: jed@weinbergapc.com

If to Escrow Holder:

First American Title Insurance Company

ATTN: Brett Habermann

633 Third Avenue, 16th Floor

New York, NY   10017

Escrow No.:   NCS-710445-06

Telephone:    (212) 850-0628

Facsimile:      (714) 824-5990

E-Mail:           BHabermann@FirstAm.com

The foregoing addresses may be changed by written notice given in accordance with this Section 13. If the date on which any notice to be given hereunder falls on a Saturday, Sunday or legal holiday, then such date shall automatically be extended to the next business day immediately following such Saturday, Sunday or legal holiday.

14.        Amendment; Complete Agreement.  All amendments, modifications and supplements to this Agreement must be in writing and executed by Buyer and Sellers. This Agreement contains the entire agreement and understanding between Buyer and Sellers concerning the subject matter of this Agreement and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, made by Buyer or Sellers concerning the Property or the other matters which are the subject of this Agreement. This Agreement has been drafted through a joint effort of the Parties and their legal counsel and, therefore, shall not be construed in favor of or against either of the Parties.

15.        Governing Law; Venue.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to principles of conflicts of law. The parties hereto acknowledge that this Agreement has been negotiated and entered into in California. Venue for any dispute between Sellers and Buyer shall be any court of competent jurisdiction located in San Diego County, California.

16.        Severability.  If any provision of this Agreement or application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this

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Agreement (including the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable) shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.        Counterparts and Headings.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one agreement. The headings to sections of this Agreement are for convenient reference only and shall not be used in interpreting this Agreement.

18.        Time of the Essence; Days.  Time is of the essence of this Agreement. Unless specified to the contrary, references in this Agreement to “days” shall mean calendar days. In the event an action is required to be taken or obligation to be performed on a day which is not a business day, the action shall be required to be taken or obligation required to be performed on the next business day. For purposes hereof, business day means a day other than Saturday, Sunday, or a day when banks are closed in California.

19.        Waiver.  No waiver by Buyer or Sellers of any of the terms or conditions of this Agreement or any of their respective rights under this Agreement shall be effective unless such waiver is in writing and signed by the Party charged with the waiver.

20.        Third Parties.  This Agreement is entered into for the sole benefit of Buyer and Sellers and their respective permitted successors and assigns. No party other than Buyer and Sellers and such permitted successors and assigns shall have any right of action under or rights or remedies by reason of this Agreement.

21.        Additional Documents.  Each party agrees to perform any further acts and to execute and deliver such further documents which may be reasonably necessary to carry out the terms of this Agreement.

22.        Independent Counsel.  Buyer and Sellers each acknowledge that: (i) they have had the opportunity to be represented by independent legal counsel in connection with this Agreement; and (ii) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective legal counsel. The fact that this Agreement was prepared by Sellers’ legal counsel as a matter of convenience shall have no import or significance. Any uncertainty or ambiguity in this Agreement shall not be construed against Sellers because Sellers’ counsel prepared this Agreement in its final form.

23.        Commissions.  Except for the real estate commission to be paid to Broker by Sellers pursuant to a separate agreement between Sellers and Broker, Buyer and Sellers each represent and warrant to the other that there are no commissions, finder’s fees or brokerage fees arising out of the transactions contemplated by this Agreement. To the fullest extent permitted by law and in addition to all other indemnities provided for at law or in equity or in the documentation for the transactions described in this Agreement, Buyer shall indemnify and hold the Seller Parties harmless from and against any and all liabilities, Claims, demands, damages, costs and expenses including, without limitation, reasonable attorneys’ fees and court costs, in connection with Claims for any such commissions, finders’ fees or brokerage fees arising out of Buyer’s conduct or the inaccuracy of the foregoing representation and/or warranty of Buyer. To the fullest extent permitted by law and in addition to all other indemnities provided for at law or in equity or in the documentation for the transactions described in this Agreement, Sellers shall indemnify, defend and hold Buyer harmless from and against any and all liabilities, Claims, demands, costs and expenses, including, without limitation, reasonable attorneys’ fees and

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costs in connection with Claims for any such commissions, finders’ fees or brokerage fees arising out of Sellers’ conduct or the inaccuracy of the foregoing representation and/or warranty of Sellers. The indemnities contained in this Section 23 shall survive the Close of Escrow and shall not be merged with the Grant Deeds.

24.        Government Approvals.  Nothing contained in this Agreement shall be construed as authorizing Buyer to apply for a zone change, variance, subdivision maps, lot line adjustment or other discretionary governmental act, approval or permit with respect to any Property prior to the Close of Escrow, and Buyer agrees not to do so without Sellers’ prior written approval, which approval may be withheld in Sellers’ sole and absolute discretion. Buyer agrees not to submit any reports, studies or other documents including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Close of Escrow unless required to do so by law or first approved by Sellers, which approval Sellers may not unreasonably withhold.

25.        Assignment.  Buyer shall not assign this Agreement without Sellers’ prior written consent, which consent shall be in Sellers’ sole and absolute discretion; provided, however, Buyer may assign this Agreement to an entity controlled by Buyer or under common control with Buyer without Sellers’ consent. In the assignment of this Agreement, the assignee shall also acknowledge receipt of all Due Diligence Materials and other information received or obtained by Buyer. An assignment of this Agreement shall not relieve Buyer of its obligations hereunder.

26.        Successors and Assigns.  Subject to Section 25 above, this Agreement shall be binding upon and inure to the benefits of the heirs, successors and assigns of the Parties hereto.

27.        Exhibits.  Each reference to a Section, subsection or exhibit in this Agreement shall mean the sections or subsections of this Agreement and the exhibits attached to this Agreement, unless the context requires otherwise. Each such exhibit is incorporated herein by this reference.

28.        No Reservation of Property.  The preparation and/or delivery of unsigned drafts of this Agreement shall not create any legally binding rights in the Properties and/or obligations of the parties, and Buyer and Sellers acknowledge that this Agreement shall be of no effect until it is duly executed by both Buyer and Sellers.

29.        Survival.  The representations, warranties or indemnities set forth herein shall survive the Close of Escrow as provided in Section 9.4 above.

30.        Exchange.  At the option of either party, such party may elect to consummate the transaction hereunder in whole or in part as a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended. If either party (the “Exchanging Party”) so elects, other party (the “Cooperating Party”) shall cooperate with the Exchanging Party, executing such documents and taking such action as may be reasonably necessary in order to effectuate this transaction as a like-kind exchange; provided, however, that: (i) the Cooperating Party’s cooperation hereunder shall be without cost, expense or liability to the Cooperating Party of any kind or character including, without limitation, any attorneys’ fees, costs or expense incurred in connection with the review or preparation of documentation in order to effectuate such like-kind exchange, and the Cooperating Party shall have no obligation to take title to any

30	Purchase and Sale Agreement
and Joint Escrow Instructions

real property; (ii) the Exchanging Party shall assume all risks in connection with the designation, selection and setting of terms of the purchase or sale of any exchange property; (iii) the Exchanging Party shall bear all costs and expenses in connection with any such exchange transaction in excess of the costs and expenses which would have otherwise been incurred in acquiring or selling the Property by means of a straight purchase, so that the net effect to the Cooperating Party shall be identical to that which would have resulted had this Agreement closed on a purchase and sale; (iv) any documents to effectuate such exchange transaction are consistent with the terms and conditions contained in this Agreement; and (v) the Exchanging Party shall indemnify, defend and hold the Cooperating Party harmless from any and all Claims, demands, penalties, loss, causes of action, suits, risks, liability, costs or expenses of any kind or nature (including, without limitation, reasonable attorneys’ fees) which the Cooperating Party may incur or sustain, directly or indirectly, related to or in connection with, or arising out of, the consummation of this transaction as a like-kind exchange as contemplated hereunder.

31.        Confidentiality.  This Agreement, all discussions and negotiations between Buyer and Sellers, and any and all information related to this transaction and the Properties, is and shall remain strictly confidential and proprietary, except for any information disclosed through public records or as required to be disclosed by law or court order. Neither Party shall discuss, communicate or in any form release any information about this Agreement, the transaction set forth in the Agreement and/or any Property, except to such Party’s attorneys, lender(s), agents or investors, who also shall maintain this Agreement, the transaction and any information related to the Property, in strict and utmost confidentiality. Buyer acknowledges that any information heretofore or hereafter furnished to Buyer with respect to any Property has been and will be so furnished on the condition that Buyer maintain the confidentiality thereof. Each Party shall hold, and shall cause its directors, officers and other personnel and representatives to hold, in strict confidence, and not disclose to any other person without the prior written consent of the other Party until the Closing shall have been consummated, any of the information in respect of any Property delivered to or for the benefit of Buyer whether by agents, consultants, employees or representatives of Buyer or by Seller or any of its agents, representatives or employees including, but not limited to, any information heretofore or hereafter obtained by Buyer or any of Buyer’s representatives in connection with any studies, inspections, testings or analyses conducted by Buyer as part of its due diligence. In the event the Closing does not occur or this Agreement is terminated, Buyer shall promptly return to Sellers all copies of documents delivered by Sellers to Buyer containing any of such information without retaining any copy thereof or extract therefrom. The provisions of this Section 31 shall survive any termination of this Agreement and the Close of Escrow and have no limitations.

32.        Publicity.  Except for any required SEC filing, Buyer hereby covenants that Buyer shall not issue any press release or public statement (a “Release”) with respect to the transaction without the prior written consent of the Sellers, such consent to be in Sellers’ reasonable discretion; provided, however, Buyer is not permitted to issue any press release prior to Seller’s SEC filing. Except for any required SEC filing, Sellers hereby covenant that Sellers shall not issue any Release with respect to the transaction without the prior written consent of the Buyer, such consent to be in Buyer’s reasonable discretion.

33.        Disclosure Statement.  Sellers are obligated to deliver to Buyer a Natural Hazard Disclosure Statement (the “Statement”). The Statement will purport to disclose whether any Property is located in a special flood hazard area, a dam inundation failure area, a high fire severity area, a wildland fire area, an earthquake fault zone and/or a seismic hazard area (collectively, the “Natural Hazard Areas”). Buyer represents and warrants to Sellers as follows: (a) Buyer and its agents are sophisticated investors in real estate and possess the expertise to

31	Purchase and Sale Agreement
and Joint Escrow Instructions

assess whether any Property is located in any of the Natural Hazard Areas and the impact on Buyer’s use, operation, development and enjoyment of the Property if any Property is located in any of the Natural Hazard Areas; (b) prior to the last day of the Due Diligence Period, independent of the Statement, Buyer shall have determined whether the Property is located in any of the Natural Hazard Areas and will have assessed the impact on Buyer’s use, operation, development and enjoyment of any Property if such Property is located in any of the Natural Hazard Areas; and (c) Buyer is not relying on the Statement in consummating the transactions contemplated hereby. Buyer represents, warrants and agrees that Sellers shall have no liability to Buyer or to Buyer’s successors or assigns, agents, tenants or invitees as a result of the Statement including, without limitation, as a result of any mistake, omission, misstatement, misrepresentation, whether negligent, grossly negligent or intentional. The representations, warranties and agreements set forth herein shall survive the consummation of the transactions contemplated hereby.

34.        Energy Disclosure.  With respect to those buildings located on the Properties containing more than ten thousand (10,000) square feet of space, pursuant to Public Resources Code §25402.10, at least thirty (30) days prior to the Closing, Sellers shall open an account in the Environmental Protection Agency’s ENERGY STAR® Portfolio Manager. After the utilities have uploaded data to the Sellers’ Portfolio Manager account, the Sellers shall visit the Commission’s compliance website to access and complete a Compliance Verification Report. The Sellers shall download the Disclosure Summary Sheet from the Commission’s website and use the Portfolio Manager to generate the required disclosure forms, including the Statement of Energy Performance, Data Checklist and Facility Summary. Sellers shall disclose to the Buyer, as soon as it is available, and no later than three (3) business days prior to the expiration of Buyer’s Due Diligence Period, pursuant to Section 5 above, the Commission’s Disclosure Summary Sheet, Statement of Energy Performance, Data Checklist and Facility Summary. If Sellers do not have all of the required information, Sellers may reasonably approximate the missing information based on the best information available to Sellers as long as they have used reasonable efforts to locate the missing information and, the information is not available.

. . . remainder of this page left intentionally blank . . .

32	Purchase and Sale Agreement
and Joint Escrow Instructions

IN WITNESS WHEREOF, Buyer and Sellers do hereby execute this Agreement as of the date first written above.

BUYER:

SPARKY’S STORAGE 18 (CA) LP, a Delaware limited partnership

By:	SPARKY’S STORAGE GP 18 (CA) LLC, a Delaware limited liability company, its general partner

	By:	CPA: 18 LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

		By:	CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED, a Maryland corporation, its general partner

By:

			Name:	Elizabeth Raun Schlesinger

			Title:	Managing Director

SELLERS:

NetREIT Highland, LLC, a Delaware limited liability company

By:	NetREIT Palm Self-Storage L.P., a California limited partnership, its Manager

	By:	NetREIT, Inc., a Maryland corporation, its general partner

By:

Kenneth W. Elsberry

		Title:	Chief Financial Officer

. . . Sellers’ signatures continued on next page . . .

33	Purchase and Sale Agreement
and Joint Escrow Instructions

(… . .  continuation of Sellers’ signatures. . …)

NetREIT Joshua, LLC,
a Delaware limited liability company

By:	NetREIT, Inc., a Maryland corporation

By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

NetREIT, Inc., a Maryland corporation

By:
Kenneth W. Elsberry

Title:	Chief Financial Officer

NetREIT Casa Grande LP, a California limited partnership

By:	NetREIT, Inc., a Maryland corporation

Title:	General Partner

By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

NetREIT Sunrise, LLC, a Delaware limited liability company

By:	NetREIT, Inc., a Maryland corporation

Title:

By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

34	Purchase and Sale Agreement and Joint Escrow Instructions

Acceptance by Escrow Holder

Escrow Holder acknowledges receipt of the foregoing Agreement and accepts the instructions contained therein.

Dated:	February 6, 2015	First American Title Insurance Company

By:

Escrow Officer

		Name:	Brett Habermann

35	Purchase and Sale Agreement and Joint Escrow Instructions

EXHIBIT LIST

EXHIBIT “A”	List of Sellers and Property

EXHIBIT “A-1” through “A-7”	Legal Description of Properties

EXHIBIT “B”	Due Diligence Materials

EXHIBIT “C”	Form of Grant Deed

EXHIBIT “D”	Form of Assignment and Assumption of Lease

EXHIBIT “E”	Form of Assignment and Assumption of Contracts

EXHIBIT “F”	Form of Bill of Sale

EXHIBIT “G”	Form of Agreement Not to Compete

EXHIBIT “A”

PROPERTY ADDRESS AND LIST OF SELLERS

Property and Property Address	Owner

Sparky’s Highland Self Storage (a/k/a Palm Self Storage) 1775 N. Palm Avenue Highland, CA 92346	NetREIT Highland, LLC
[San Bernardino County]

Sparky’s Self Storage & Car Wash	NetREIT Joshua, LLC
(a/k/a ‘Main’ and Joshua Mega SS)
13522 Main Street
Hesperia, CA 92345
[San Bernardino County]

Sparky’s Self Storage Hesperia	NetREIT, Inc.
(a/k/a Sparky’s East SS)
14400 Yucca Street
Hesperia, CA 92345
[San Bernardino County]

Sparky’s Self Storage Lancaster	NetREIT Casa Grande LP
42654 N. 10th Street West
Lancaster, CA 93534
[Los Angeles County]

Sparky’s Self Storage Rialto	NetREIT, Inc.
(a/k/a Sparky’s Rialto SS)
3285 N. Locust Avenue
Rialto, CA 92376
[San Bernardino County]

Sparky’s Self Storage Thousand Palms	NetREIT, Inc.
(a/k/a Thousand Palm Sparky’s;
Monterey Palms SS)
73230 Varner Road
Twenty-nine Palms, CA 92276
[San Bernardino County]

Sparky’s Sunrise Self Storage	NetREIT Sunrise, LLC
(a/k/a Thousand Palm Sparky’s;
Monterey Palms SS)
16730 Walnut Street
Hesperia, CA 92345
[San Bernardino County]

EXHIBIT “A”

EXHIBIT “A-1”

LEGAL DESCRIPTION OF PALM SELF-STORAGE PROPERTY

[Sparky’s Highland Self Storage]

EXHIBIT “A-1”

Order Number: NCS-710445-03-SD

Page Number: 9

LEGAL DESCRIPTION

Real property in the City of San Bernardino, County of San Bernardino, State of California, described as follows:

THAT PORTION OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 3 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND 54 FEET EAST OF THE CENTERLINE OF PALM AVENUE, WITH THE SOUTHWESTERLY LINE OF THAT CERTAIN PARCEL OF LAND AS CONVEYED TO THE STATE OF CALIFORNIA, BY DEED RECORDED MAY 8, 1972 IN BOOK 7926, PAGE 206, OF OFFICIAL RECORDS OF SAID COUNTY;

THENCE ALONG SAID SOUTHWESTERLY LINE AND ITS SOUTHEASTERLY PROLONGATION SOUTH 71° 24' 39" EAST 675.70 FEET TO THE NORTHWESTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS THENCE NORTH 77° 58' 30" WEST, 234.42 FEET, IN DEED TO F.G.K. ENTERPRISES, RECORDED MAY 8, 1972 IN BOOK 7926, PAGE 545, OF OFFICIAL RECORDS OF SAID COUNTY;

THENCE ALONG SAID COURSE, SOUTH 78° 23' 09" EAST, 234.42 FEET; THENCE NORTH 20° 41' 09" EAST, 16.13 FEET; THENCE NORTH 59° 44' 10" WEST, 405.00 FEET TO A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 3,500 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH AN ANGLE OF 09° 13' 22" AN ARC DISTANCE OF 563.39 FEET; THENCE SOUTH 89° 35' 53" WEST, 20.05 FEET TO SAID PARALLEL LINE; THENCE ALONG SAID PARALLEL LINE, SOUTH 00° 24' 07" EAST, 200.11 FEET TO THE POINT OF BEGINNING.

APN:   1200-191-06-0-000

First American Title Insurance Company

EXHIBIT “A-2”

LEGAL DESCRIPTION OF ‘MAIN’ AND JOSHUA MEGA SS PROPERTY

[Sparky’s Self Storage & Car Wash]

EXHIBIT “A-2”

Order Number: NCS-710445-02-SD

Page Number: 9

LEGAL DESCRIPTION

Real property in the City of Hesperia, County of San Bernardino, State of California, described as follows:

THE WEST 1/2 OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 14, TOWNSHIP 4 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE & MERIDIAN, IN THE CITY OF HESPERIA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAN THEREOF.

EXCEPT THAT PORTION CONVEYED TO THE STATE OF CALIFORNIA IN DEED RECORDED NOVEMBER 13, 1967 IN BOOK 6922 PAGE 535, OFFICIAL RECORDS.

ALSO EXCEPT THE SOUTH 50 FEET OF SAID LAND.

APN:   0405-062-54-0-000

First American Title Insurance Company

EXHIBIT “A-3”

LEGAL DESCRIPTION OF SPARKY’S EAST SS PROPERTY

[Sparky’s Self Storage Hesperia]

EXHIBIT “A-3”

Form No. 1068-2	Commitment No.: NCS-710445-01-SD

ALTA Plain Language Commitment	Page Number: 4

The land referred to in this Commitment is situated in the City of Hesperia, County of San Bernardino, State of California, and is described as follows:

THE EASTERLY 55 FEET OF THE WESTERLY 110.00 FEET OF THE NORTHEAST  1⁄4 OF THE NORTHWEST  1⁄4 TOGETHER WITH THE SOUTHEAST  1⁄4 OF THE NORTHWEST  1⁄4 AND TOGETHER WITH THE SOUTHWEST  1⁄4 OF THE NORTHEAST  1⁄4, ALL OF THE NORTHEAST  1⁄4 AND THE NORTHEAST  1⁄4 OF SECTION 24, TOWNSHIP 4 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPTING THEREFROM THAT PORTION LYING WITHIN YUCCA STREET AS DEDICATED BY TRACT 5212 AS PER PLAT RECORDED IN BOOK 65, PAGE 16.

ALSO EXCEPTING THEREFROM FIFTY PERCENT OF ALL OIL, GAS AND MINERALS LYING AND BEING MORE THAN 500 FEET OR MORE BELOW THE RESPECTIVE PRESENT SURFACE ELEVATIONS OF THE ABOVE DESCRIBED PROPERTY AS RESERVED BY STEPHEN L. GAGZNOS, ALSO KNOWN AS STEPHAN L. GAGZNOS, A MARRIED MAN AND MARY F. COX, A MARRIED WOMAN, IN DEEDS RECORDED NOVEMBER 17, 1955 IN BOOK 3790, PAGES 457 AND 458, OF OFFICIAL RECORDS.

THE ABOVE LEGAL DESCRIPTION IS PURSUANT TO THAT NOTICE OF LOT MERGER RECORDED JUNE 6, 2005 AS INSTRUMENT NO. 05-401409 AND RECORDED JANUARY 9, 2006 AS INSTRUMENT NO. 06-16437 OF OFFICIAL RECORDS.

APN:   3057-131-59-0-000

EXHIBIT “A-4”

LEGAL DESCRIPTION OF SPARKY’S SELF STORAGE LANCASTER PROPERTY

[Sparky’s Self Storage Lancaster]

EXHIBIT “A-4”

Order Number: NCS-710445-1O-SD

Page Number: 8

LEGAL DESCRIPTION

Real property in the City of Lancaster, County of Los Angeles, State of California, described as follows:

PARCELS 1 TO 4 INCLUSIVE OF PARCEL MAP NO. 17282, IN THE CITY OF LANCASTER, AS PER MAP FILED IN BOOK 197, PAGES 41 TO 43 INCLUSIVE OF PARCELS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN:   3128-009-090

First American Title Insurance Company

EXHIBIT “A-5”

LEGAL DESCRIPTION OF SPARKY’S RIALTO SS PROPERTY

[Sparky’s Self Storage Rialto]

EXHIBIT “A-5”

Order Number: NCS-710445-04-SD

Page Number: 7

LEGAL DESCRIPTION

Real property in the City of Rialto, County of San Bernardino, State of California, described as follows:

PROPOSED PARCEL “A” AS SHOWN ON EXHIBIT “C” IN CERTIFICATE OF COMPLIANCE NO. 202, AS EVIDENCED BY DOCUMENT RECORDED SEPTEMBER 25, 2012 AS INSTRUMENT NO. 2012-0396364 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOW:

BEGINNING AT THE MOST NORTHEASTERLY CORNER OF BLOCK 55 OF THE SEMI TROPIC LAND AND WATER COMPANY SUBDIVISION AS SHOWN ON MAP RECORDED IN BOOK 6 OF MAPS, PAGE 12, RECORDS OF SAN BERNARDINO COUNTY, STATE OF CALIFORNIA, SAID POINT ALSO BEING A 1" STEEL ROD, MARKED RE 846, PER RECORD OF SURVEY 04-169, RECORDED IN RECORDS OF SURVEY BOOK 122, PAGE 73 RECORDS OF SURVEYS IN SAID COUNTY; THENCE S36°12'26"W A DISTANCE OF 915.60 FEET, ALONG THE EASTERLY LINE OF BLOCK 55; THENCE N53°46'19"W A DISTANCE OF 164.70 FEET; THENCE S00°30'57"E A DISTANCE OF 37.50 FEET; THENCE N53°46'19"W, A DISTANCE OF 201.76 FEET TO THE EAST RIGHT-OF-WAY LINE OF LOCUST AVENUE, BEING 30.00 FEET EAST OF THE CENTER LINE OF LOCUST AVENUE; THENCE N00°30'57"W, ALONG SAID EAST RIGHT OF WAY, A DISTANCE OF 248.07 FEET; THENCE N89°29'03"E, A DISTANCE OF 202.34 FEET; THENCE N36°12'26"E, A DISTANCE OF 238.05 FEET; THENCE S53°47'34"E, A DISTANCE OF 125.00 FEET; THENCE N36°12'26"E A DISTANCE OF 387.73 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF RIVERSIDE AVENUE, BEING 35.00 FEET SOUTHERLY OF SAID CENTERLINE OF RIVERSIDE AVENUE; THENCE S53°46'24"E A DISTANCE OF 205.19 FEET, TO THE POINT OF BEGINNING.

APN: 0239-301-72-0-000

First American Title Insurance Company

EXHIBIT “A-6”

LEGAL DESCRIPTION OF THOUSAND PALM SPARKY’S;

MONTEREY PALMS SS PROPERTY

[Sparky’s Self Storage Thousand Palms]

EXHIBIT “A-6”

Order Number: NCS-710445-08-SD

Page Number: 10

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of Riverside, State of California, described as follows:

PARCEL ONE

PARCEL B AS SHOWN ON LOT LINE ADJUSTMENT NO. 05224 AS EVIDENCED BY DOCUMENT RECORDED SEPTEMBER 15, 2008 AS INSTRUMENT NO. 2008-0504304 OF OFFICIAL RECORDS, BEING A PORTION OF SECTION 20, TOWNSHIP 4 SOUTH, RANGE 6 EAST, S.B.M BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST SOUTHERLY SOUTHWEST CORNER OF LOT 237 OF TRACT NO. 3747 AS RECORDED IN MAP BOOK 65, PAGES 60-74, OFFICIAL RECORDS, AND IN THE NORTHERLY RIGHT-OF-WAY LINE OF BOCA CHICA TRAIL;

THENCE, ALONG THE SOUTHWESTERLY LINE OF SAID TRACT NO. 3747, THE FOLLOWING FOUR COURSES:

1. NORTH 54° 31’ 26” WEST, A DISTANCE OF 145.05 FEET

2. NORTH 45° 11’ 27” WEST, A DISTANCE OF 142.75 FEET

3. NORTH 22° 50’ 00” WEST, A DISTANCE OF 325.01 FEET

4. NORTH 54° 32’ 22” WEST, A DISTANCE OF 69.14 FEET TO THE POINT OF BEGINNING;

THENCE, SOUTH 55° 37’ 02” WEST, A DISTANCE OF 457.47 FEET TO A POINT IN THE SOUTHWESTERLY LINE OF THAT STRIP OF LAND DESCRIBED IN QUITCLAIM DEED RECORDED MAY 22, 2007 AS DOCUMENT NO. 2007-0336820, OFFICIAL RECORDS AND AT THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 2,952.00 FEET, AND FROM WHICH POINT A RADIAL LINE BEARS NORTH

53° 03’ 52” EAST;

THENCE, ALONG THE SOUTHWESTERLY LINE OF SAID QUITCLAIM DEED, THE FOLLOWING THREE COURSES:

1. NORTHWESTERLY, ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 04° 18’ 59”, AN ARC LENGTH OF 222.39 FEET;

2. NORTH 32° 37’ 09” WEST, A DISTANCE OF 565.94 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 1,648.00 FEET;

3. NORTHWESTERLY, ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 10° 58’ 06”, AN ARC LENGTH OF 315.48 FEET;

THENCE, NORTH 46° 24’ 45” EAST, A DISTANCE OF 54.87 FEET TO A POINT IN THE SOUTHWESTERLY LINE OF SAID TRACT NO. 3747;

THENCE, SOUTH 54° 32’ 22” EAST, ALONG THE SOUTHWESTERLY LINE OF SAID TRACT NO. 3747, A DISTANCE OF 1183.62 FEET TO THE POINT OF BEGINNING.

PARCEL TWO:

THAT PORTION OF TRACT 4143-R IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA AS SHOWN ON THE MAP RECORDED IN BOOK 67, PAGES 38 AND 39 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID RIVERSIDE COUNTY,

First American Title Insurance Company

Order Number: NCS-710445-08-SD

Page Number: 11

BEING THAT PORTION OF VARNER ROAD DESCRIBED AS PARCEL NO. 0717-004A OF THE FINAL ORDER OF CONDEMNATION RECORDED SEPTEMBER 10, 1997 AS INSTRUMENT NO. 329158 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST NORTHERLY CORNER OF LOT B OF LOT LINE ADJUSTMENT NO. 05224 RECORDED SEPTEMBER 15, 2008, AS INSTRUMENT NO. 2008-0504304 AND AS DESCRIBED IN A GRANT DEED RECORDED AUGUST 24, 2009 AS INSTRUMENT NO. 2009-0439513, BOTH OF OFFICIAL RECORDS, IN THE OFFICE OF SAID RIVERSIDE COUNTY RECORDER;

THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT B, SOUTH 46° 25’ 06” WEST 5.09 FEET TO A LINE PARALLEL WITH AND 5.00 FEET SOUTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY LINE OF SAID TRACT NO. 4143-R, BEING ALSO THE SOUTHWESTERLY LINE OF TRACT NO. 3747 AS SHOWN ON THE MAP RECORDED IN BOOK 65, PAGES 60 THROUGH 74, INCLUSIVE, OF MAPS IN THE OFFICE OF SAID COUNTY RECORDER, AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE OF LOT B, SOUTH 46° 25’ 06” WEST 49.79 FEET TO THE MOST WESTERLY CORNER OF SAID LOT B, BEING ALSO AN ANGLE POINT IN THE NORTHEASTERLY RIGHT OF WAY LINE OF SAID VARNER ROAD (48.00 FOOT HALF-WIDTH AS DESCRIBED IN THAT CERTAIN QUITCLAIM DEED RECORDED MAY 22, 2007 AS INSTRUMENT NO. 2007-0336820 OF OFFICIAL RECORDS), SAID CORNER BEING THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 1648.00 FEET, A RADIAL LINE OF SAID CURVE FROM SAID POINT BEARS SOUTH 46° 25’ 19” WEST;

THENCE ALONG THE NORTHWESTERLY PROLONGATION OF SAID CURVE, NORTHWESTERLY 182.22 FEET THROUGH A CENTRAL ANGLE OF 06° 20’ 07”;

THENCE RADIALLY FROM SAID CURVE NORTH 40° 05’ 12” EAST 24.28 FEET TO SAID PARALLEL LINE;

THENCE ALONG SAID PARALLEL LINE SOUTH 54° 32’ 01” EAST 187.95 FEET TO THE TRUE POINT OF BEGINNING.

APN:    693-230-016-0

First American Title Insurance Company

EXHIBIT “A-7”

LEGAL DESCRIPTION OF THOUSAND PALM SPARKY’S

MONTEREY PALMS SS PROPERTY

[Sparky’s Sunrise Self Storage]

EXHIBIT “A-7”

Order Number: NCS-710445-06-SD

Page Number: 9

LEGAL DESCRIPTION

Real property in the City of Hesperia, County of San Bernardino, State of California, described as follows:

PARCEL NO. 1:

BLOCK 96, AND THE NORTH 310 FEET OF THE WEST 320 FEET OF BLOCK 93, TOWN OF HESPERIA, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 12 OF MAPS, PAGES 21 TO 27, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING FROM SAID BLOCK 93, THE NORTH 238 FEET OF THE EAST 154 FEET OF THE WEST 320 FEET.

ALSO EXCEPTING FROM SAID BLOCK 93, THAT PORTION CONVEYED TO THE COUNTY OF SAN BERNARDINO BY DEEDS RECORDED JANUARY 07, 1974 IN BOOK 8341, PAGE 892, OFFICIAL RECORDS AND AUGUST 12, 1975, IN BOOK 8740, PAGE 1486, OFFICIAL RECORDS.

EXCEPT FROM SAID BLOCK 96, THE NORTHERLY 220 FEET OF THE WESTERLY 360 FEET THEREOF.

ALSO EXCEPTING THEREFROM SAID BLOCK 96, THOSE PORTIONS AS CONVEYED TO THE COUNTY OF SAN BERNARDINO FOR HIGHWAY PURPOSES BY DEED RECORDED DECEMBER 28, 1973 IN BOOK 8336 PAGE 263, OFFICIAL RECORDS, AND BY DEED RECORDED MAY 09, 1974 IN BOOK 8427, PAGE 13, OFFICIAL RECORDS.

PARCEL 1A:

AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER THE EASTERLY 40 FEET OF THE NORTH 238 FEET OF THE WEST 320 FEET OF SAID BLOCK 93, TOWN OF HESPERIA, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 12 OF MAPS, PAGES 21 TO 27 INCLUSIVE, RECORDS OF SAID COUNTY.

PARCEL NO. 2:

PARCEL 4 OF PARCEL MAP NO. 5483, IN THE CITY OF HESPERIA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 61 OF PARCEL MAPS, PAGE 44, RECORDS OF SAID COUNTY.

EXCEPT THEREFROM AN UNDIVIDED 1/2 INTEREST IN AND TO THOSE MINERAL RIGHTS OF SAID LAND RESERVED IN THAT CERTAIN GRANT DEED FROM THE APPLETON LAND, WATER AND POWER COMPANY RECORDED JUNE 11, 1954, IN BOOK 3400 PAGE 409, OFFICIAL RECORDS OF SAID COUNTY.

APN:    0410-171-60-0-000 (Affects Parcel No. 1) and 0410-171-51-0-000 (Affects Parcel No. 2)

First American Title Insurance Company

EXHIBIT “B”

LIST OF DUE DILIGENCE MATERIALS

Sellers shall provide to Buyer the following:

1.	Sample copies of leases executed by all tenants, including copies of all leases for any tenant occupying over 2,500 square feet of self-storage space.

2.	A rent roll of the existing leases, including tenant’s name, unit occupied (including beginning date), monthly rental, amount of deposit, paid-to-date, indication of aging and delinquency and late fees owed in 30, 60 and 90 day increments, if any.

3.	List of any units not being rented due to needed repairs or that are rented by customers for no charge.

4.	Copies of the Monthly Occupancy Reports that show: (a) the total number of units and total square footage of self-storage space; (b) number and square footage of units rented; (c) number of units vacant and/or “out of service”; (d) rental income; and (e) number of rentals and vacates by month for the past 24 months.

5.	The most recent existing survey for each Property in Sellers’ possession, if any.

6.	Current Title Commitment with a copy of or link to all recorded instruments.

7.	Copies of ad valorem tax statements covering the Property for the current year and the prior two (2) years.

8.	Copies of all vendor, maintenance, management and operation agreements or contracts regarding the operation, management and maintenance of the Property.

9.	Copies of all leases for the cellular tower, billboards, signs or other non-standard agreement that produces income on the Properties.

10.	Copies of monthly and annual income and expense statements of the Properties for the last 24 months, with revenues and expenses broken out in detail including, without limitation, rental income, fees, truck rental income, utility expenses, insurance expense, payroll, etc.

11.	Copies of utility bills (i.e., electric, sewer, water, etc.) and telephone bills, including yellow page advertising, for the last six (6) months.

12.	Copies of all environmental reports for the Properties, if any.

1	EXHIBIT “B”

I3.	A list of all personnel employed by Sellers in the operation and maintenance of the Properties showing names, titles, duties, weekly schedule, hire date, rate of pay, all benefits, and copies of all W-2’s for all employees for the prior year.

14.	To the extent in the possession of Seller, copies of certificates of occupancy for Sunrise, Rialto, Palm, and Lancaster.

2	EXHIBIT “B”

EXHIBIT “C”

FORM OF GRANT DEED

RECORDING REQUESTED BY AND WHEN RECORDED MAIL THIS DEED AND, UNLESS OTHERWISE SHOWN BELOW, MAIL TAX STATEMENTS TO:
ATTN:

THIS SPACE ABOVE FOR RECORDER’S USE

APN:

GRANT DEED

This Grant Deed is made this              day of                                 , 2015, by                                                              , a                                               (the “Grantor”), to                                                              , a                                                               (the “Grantee”).

WHEREAS, Grantor holds legal title to certain property more particularly described in Exhibit “1” attached hereto and incorporated herein by this reference (the “Property”); and

WHEREAS, Grantor desires to convey to Grantee all of its right, title and interest in and to the Property.

NOW THEREFORE for such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell and convey unto the Grantee the Property.

TOGETHER WITH all rights of ways, easements, rights, privileges and appurtenances thereto or in any way appertaining, all improvements thereon and all the estate, right, title, interest and claim, either at law or in equity, of Grantor in the said Property.

Such conveyance by Grantor is subject only to the matters described on Exhibit “2” hereto.

1	EXHIBIT “C”

IN WITNESS WHEREOF, Grantor has caused this Grant Deed to be executed by its representative thereunto duly authorized as of the day and year first above written.

,
a

By:

Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the
document to which this certificate is attached, and not the
truthfulness, accuracy, or validity of that document.

STATE OF                                                      ]

                                                                                 ] ss.

COUNTY OF                                                 ]

On                     ,             , before me,                                                              , personally appeared                                                                                  , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public	[S E A L]

2	EXHIBIT “C”

Exhibit “1” to EXHIBIT “C”

Legal Description

APN:

1	Exhibit 1 to EXHIBIT “C”

Exhibit “2” to EXHIBIT “C”

Permitted Exceptions

[To be added/Same as Permitted Exceptions as per Section 4 above]

1	Exhibit 2 to EXHIBIT “C”

EXHIBIT “D”

FORM OF

ASSIGNMENT AND ASSUMPTION OF LEASES

This Assignment and Assumption of Leases (this “Assignment”) dated as of                                 , 2015, is made and entered into by and between                                                      , a                                                                   (“Assignor), and                                                                          , a                                                               (“Assignee”).

WITNESSETH:

A.        Assignor is the current lessor under those certain self-storage leases (the “Storage Leases”) which are listed on EXHIBIT 1 attached hereto and incorporated herein by reference, and those other leases (“Other Leases”) which are listed on EXHIBIT 2 attached hereto and incorporated herein by reference (together, the “Leases”) with respect to that certain real property located at                                                                          ,                             , California (the “Property”).

B.            Assignor is contemporaneously herewith transferring the Property to Assignee pursuant to the terms and conditions of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of                             , 2015 (the “Purchase Agreement”).

C.            Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Property is vested in Assignee (the “Transfer Date”), and Assignee desires to accept the assignment thereof and assume Assignor’s obligations thereunder with respect to the period from and after the Transfer Date.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.        Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor’s right, title, estate and interest in, to and under the Leases, together with: (i) any and all right, title, estate and interest of Assignor as lessor under the Leases, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon; (ii) any rights, privileges, easements, rights of way, or appurtenances appertaining thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing); (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and have not, prior to the date hereof, been applied or repaid by Assignor; and (iv) all right, title, estate and interest of Assignor in and to subleases, if any, relating to such real property.

1	EXHIBIT “D”

2.        Assignee hereby accepts such assignment of Assignor’s right, title, estate and interest in, to and under the Leases, and, in addition, with respect to the Other Leases referenced in EXHIBIT 2: (i) assumes and agrees to be bound by all of the terms of the Leases; and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Other Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

3.        Assignor warrants and represents that as of the Transfer Date, the Leases are the only leases, rental or occupancy agreement affecting the Property, and there are no assignments of or agreements to assign the Leases to any other party, and Assignor has no actual knowledge that the current lessees under the Leases are in material default of the Leases.

4.        Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and expenses arising out of or in any way related to the lessor’s obligations under the Leases after the Transfer Date. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and expenses arising out of or in any way related to the lessor’s obligations under the Leases prior to the Transfer Date.

5.        Except as expressly set forth in the Agreement or this Assignment, Assignee acknowledges that the conveyance of the Leases herein is specifically made “as-is, where-is and with all faults, if any” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Except as to the representations and warranties made by Sellers in the Purchase Agreement, Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Leases or relating thereto made or furnished by Assignor, the property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

6.        In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment, or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses in such litigation, including, without limitation, reasonable attorneys’ fees and expenses. In addition to the foregoing award of attorneys’ fees and expenses to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys’ fees and expenses incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

7.        This Assignment shall be binding on and inure to the benefit of the parties herein, their heirs, executors, administrators, successors-in-interest and assigns.

8.        This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

2	EXHIBIT “D”

9.        Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, and/or their successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, and/or their successors and assigns, to fully realize and enjoy the rights and interests assigned hereby.

10.        Nothing contained herein shall be deemed or construed as relieving Assignor or Assignee of their respective duties and obligations under the Purchase Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

“ASSIGNOR”	“ASSIGNEE”

,	,
a	a

By:	By:

Title:	Title:

3	EXHIBIT “D”

Exhibit “1” to EXHIBIT “D”

Storage Leases

1	Exhibit “1” to EXHIBIT “D”

Exhibit “2 to EXHIBIT “D”

Other Leases

1	Exhibit “2” to EXHIBIT “D”

EXHIBIT “E”

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

This Assignment and Assumption of Contracts (this “Assignment”) is made as of this          day of                             ,         , by                                                          , a                                                                       (“Assignor”), and                                                  , a                                                                                                (“Assignee”).

RECITALS

A.        Assignor is presently the owner and holder of all of the Assignor’s interest in the contracts described in Schedule 1 attached hereto and incorporated herein by this reference (collectively, the “Contracts”), which Contracts affect the real property located at                                                  ,                                     , California (the “Property”); and

B.        Pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of                                     , 2015 (the “Agreement”) by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor’s right, title, estate and interest in and to the Property and all of Assignor’s right, title, estate and interest in, to and under the Contracts.

NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Assignor and Assignee hereby agree as follows:

1.         Assignment.  Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor’s right, title, estate and interest in, to and under the Contracts.

2.         Assumption.  Assignee hereby accepts such assignment of Assignor’s right, title, estate and interest in, to and under the Contracts.

3.         Indemnification.  Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys’ fees and costs) directly or indirectly arising out of or based upon Assignor’s failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Contracts prior to the execution and delivery of this Assignment by Assignor and Assignee. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys’ fees and costs) directly or indirectly arising out of or based upon Assignee’s failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Contracts after the execution and delivery of this Assignment by Assignor and Assignee.

1
Exhibit “E”

4.         Further Assurances.  Assignor and Assignee hereby covenant that each will, at any time and from time to time following a written request therefor, execute and deliver to the other and its successors and assigns, any additional or confirmatory instruments and take such further acts as may reasonably requested to evidence fully the assignment contained herein.

5.         Binding Effect.  This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

6.         Governing Law.  This Assignment shall be construed in accordance with and governed by the laws of the State of California.

7.         Entire Agreement/Modification.  This Assignment constitutes the entire agreement between the parties. Any addendum attached hereto and either signed or initialed by the parties hereto shall be deemed a part hereof. Any prior agreements, promises, negotiations or representations not expressly set forth in this Assignment are of no force and effect. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either express or implied, except as set forth herein. Any future modification, change, addition, deletion or amendment to this Assignment shall be of no force and effect unless it is in writing and signed by all parties to this Assignment.

8.         Counterparts/Headings.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Facsimile or e-mail/PDF signatures shall be construed as originals for all purposes with respect to this Assignment. The headings to sections of this Assignment are for convenient reference only and shall not be used in interpreting this Assignment.

9.         Attorneys’ Fees and Costs.  If either Assignor or Assignee brings any suit or other proceeding with respect to the subject matter or the enforcement of this Assignment, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred.

ASSIGNOR:	ASSIGNEE:

,	,
a	a

By:	By:

Title:	Title:

2
Exhibit “E”

Schedule 1

List of Contracts

[to be determined]

Schedule 1 to Exhibit “E”

EXHIBIT “F”

BILL OF SALE

This Bill of Sale, dated as of                                 , 2015, is delivered by                                                  , a                                                               (“Seller”) to                                                              , a                                                                                   (“Buyer”), in connection with the consummation of the transactions contemplated by that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of                                         , 2015 by and between Buyer and Seller (the “Agreement”). Capitalized terms in this Bill of Sale which are not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

Under the Agreement, Seller agreed to sell certain real property to Buyer and, in connection therewith to sell, assign, transfer and deliver to Buyer all of Seller’s right, title and interest in and to certain tangible personal property as specified in Schedule “A” hereto (“Personal Property”) including, without limitation, any equipment, personal property, appurtenances, accessories, furnishings, fixtures and other property owned by Seller and incorporated or installed in or on and used in connection with the operation of the improvements or attached to the Property. Accordingly, and in consideration of all of the terms and conditions set forth in the Agreement, and good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Seller hereby sells, assigns, transfers and delivers to, and vests in, Buyer, all of Seller’s rights, title and interest in and to all of the Personal Property, free and clear of any encumbrances or other interests of third parties.

This Bill of Sale is made with only the covenants, warranties or representations by, or recourse against, Seller as expressly set forth in the Agreement and the documents executed in connection therewith. By acceptance of this Bill of Sale, Buyer specifically acknowledges that, except for Seller’s representations and warranties set forth in the Agreement, Buyer is not relying on (and Seller, for itself and for its counsel, its sales agents, each partner, officer, director, shareholder, employee, agent and attorney of Seller, its counsel, Broker, and its sales agents, and any other party related in any way to any of the foregoing (all of which parties are herein collectively called the “Seller Parties”), does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Seller or any other Seller Parties, including, without limitation, any covenant, representation or warranty regarding or relating to (a) the operation of the Personal Property or uses or merchantability or fitness of any portion of the Personal Property for a particular purpose; or (b) the physical condition of the Personal Property or the condition or safety of the Personal Property or suitability of the Personal Property for a particular purpose. Seller hereby disclaims and, by its acceptance of this Bill of Sale Buyer hereby waives and releases, any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to the Personal Property. Buyer acknowledges and agrees that the provisions of this paragraph were a material factor in Seller’s agreement to convey the Personal Property to Buyer and Seller would not have conveyed the Personal Property to Buyer unless Seller and the other Seller Parties are expressly released and Buyer waives the rights as set forth in this paragraph.

1
Exhibit “F”

This Bill of Sale shall in all respects be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

Seller has executed this Bill of Sale by its duly authorized representative as of the date set forth above.

SELLER:

,
a

By:

Title:

2
Exhibit “F”

Schedule “A” to Exhibit “F”

1
Schedule “A” to Exhibit “F”

EXHIBIT “G”

AGREEMENT NOT TO COMPETE (“AGREEMENT”)

This Agreement entered into as of the          day of                             , 2015 by and between [                                    ] (“Buyer”), and NetREIT, INC., a Maryland corporation (“NetREIT”).

Buyer and NetREIT or                                     , as Seller, as the case may be, executed a Purchase and Sale Agreement and Joint Escrow Instructions dated as of                                 , 2015 (“Agreement”) whereby Buyer agreed to purchase from NetREIT or                                     , as Seller, a certain self-storage facility (“Facility”) located at                                         .

NetREIT acknowledges that if NetREIT or any Subsidiary (as defined below) of NetREIT developed a self-storage business within the applicable Restricted Area (as hereinafter defined), such activity would be in competition with the Facility for tenants and employees and such competition might adversely affect the value of the Facility.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.         Capitalized terms used herein shall have the same meaning as in the Agreement unless otherwise defined herein.

2.         For a period of three (3) years (the “Non-Compete Period”) commencing with the Closing Date, neither NetREIT nor any Subsidiary of NetREIT shall develop a self-storage business within a five (5) mile radius of the Facility (“Restricted Area”), and for the same period, neither NetREIT nor any Subsidiary of NetREIT shall solicit Buyer’s customers or tenants for storage business or its employees for employment. For purposes of this Agreement, Subsidiary shall mean a corporation, partnership, limited liability company or other entity in which NetREIT directly or indirectly owns or controls the shares of stock or other equity interests and for which NetREIT has the ability to bind such corporation, partnership, limited liability company or other entity to this Agreement Not to Compete; provided, however, Subsidiary shall not include any partners, members or shareholders of such Subsidiary, unless such partners, members or shareholders also satisfy the definition of “Subsidiary”.

3.         NetREIT agrees that damages at law for violation of the restrictive covenants contained herein would not be an adequate or proper remedy to Buyer, and that should NetREIT violate or threaten to violate any of the provisions of this Agreement, Buyer, its successors or assigns, shall be entitled to obtain a temporary or permanent injunction against NetREIT in any court having jurisdiction over the person and the subject matter, prohibiting any further violation of any such covenants, and to recover from NetREIT or any other person engaged in such violation the benefits derived therefrom. The injunctive relief provided herein shall be in addition to any award of damages, compensatory, exemplary or otherwise, payable by reason of such violation.

4.         Furthermore, NetREIT acknowledges that this Agreement has been negotiated at arms length by the parties, neither being under any compulsion to enter into this Agreement, and that the restrictive covenants contained herein do not in any respect inhibit the ability of NetREIT to earn a livelihood in its respective chosen profession without violating the restrictive covenants contained herein. Buyer, by these presents, has attempted to limit NetREIT’s right to

1
Exhibit “G”

compete only to the extent necessary to protect Buyer from unfair competition, it being acknowledged that Buyer’s operations are not geographically limited and are conducted throughout the United States. The parties agree that if the scope or enforceability of the restrictive covenants contained herein is in any way disputed at any time, it is the intent of such parties that a court or other trier of fact shall modify and enforce the covenants to the extent required to render the same enforceable.

5.         Any notice or demand which either party hereto is required or may desire to give or deliver to or make upon the other party shall be in writing and may be personally delivered or given or made by overnight courier such as Federal Express or by facsimile or made by United States registered or certified mail, postage prepaid, addressed as follows:

TO NetREIT:	WITH A COPY TO:

TO BUYER:	WITH A COPY TO:

subject to the right of either party to designate a different address for itself by notice similarly given. Any notice or demand so given shall be deemed to be delivered or made on the next business day if sent by overnight courier, or on the same day if sent by facsimile before the close of business, or the next day if sent by facsimile after the close of business, or on the fourth business day after the same is deposited in the United States Mail as registered or certified matter, addressed as above provided, with postage thereon fully prepaid. Any such notice, demand or document not given, delivered or made by registered or certified mail or overnight courier or by facsimile as aforesaid shall be deemed to be given, delivered or made upon receipt of the same by the party to whom the same is to be given, delivered or made.

6.         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

7.         The additional consideration given for this Agreement is One Dollar ($1.00), the receipt and sufficiency of which are hereby acknowledged by NetREIT.

IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

NetREIT:	BUYER:

,	,
a	a Delaware limited partnership

By:	By:

Title:	Title:

2
Exhibit “G”

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

This First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (“Amendment”) is made as of this 25th day of February, 2015, by, between, and among NetREIT Highland, LLC, a Delaware limited liability company, NetREIT Joshua, LLC, a Delaware limited liability company, NetREIT, Inc., a Maryland corporation, NetREIT Casa Grande LP, a California limited partnership, and NetREIT Sunrise, LLC, a Delaware limited liability company (each, a “Seller”, and collectively, “Sellers”), and SPARKY’S STORAGE 18 (CA) LP, a Delaware limited partnership (“Purchaser”) as of February 6, 2015, with reference to the following recitals.

RECITALS

A.        Sellers and Purchaser are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, which is the subject of First American Title Insurance Company Reference No. 710445 (the “Agreement”).

B.        Sellers and Purchaser wish to amend the Agreement on the terms set forth below.

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties agree as follows:

1.            Property Allocations.  The following is hereby added to the end of the Agreement as Section 35:

“35.     Property Allocations. The parties hereby agree that the Purchase Price shall be allocated as follows:

35.1     The Property described on Exhibit A-1 of the Agreement (a/k/a Highlands):                $5,350,000;

35.2     The Property described on Exhibit A-2 of the Agreement (a/k/a Hesperia Main):        $7,775,000;

35.3     The Property described on Exhibit A-3 of the Agreement (a/k/a Hesperia East):          $2,850,000;

35.4     The Property described on Exhibit A-4 of the Agreement (a/k/a Lancaster)                 $5,050,000;

35.5     The Property described on Exhibit A-5 of the Agreement (a/k/a Rialto)                       $5,800,000;

35.6     The Property described on Exhibit A-6 of the Agreement (a/k/a Thousand Palms)       $5,700,000; and

35.7     The Property described on Exhibit A-7 of the Agreement (a/k/a Walnut Hesperia)        $3,800,000.”

2.            Definitions. Any capitalized term used in this Amendment and not defined herein shall have the meaning set forth in the Agreement.

3.            Fax Counterparts.  This Amendment may be executed by facsimile or PDF signature and in counterparts.

4.            Full Force and Effect. The Agreement, as modified by this Amendment, remains in full force and effect. This Amendment shall control in the event of any conflict with the other provisions of the Agreement.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Buyer and Sellers do hereby execute this Amendment as of the date first written above.

BUYER:

SPARKY’S STORAGE 18 (CA) LP.
a Delaware limited partnership

By:	SPARKY’S STORAGE GP 18 (CA) LLC,
a Delaware limited liability company,
its general partner

	By:	CPA: 18 LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

		By:	CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED,
a Maryland corporation,
its general partner
By:

			Name:	Elizabeth Raun Schlesinger

Title: Managing Director

SELLERS:

NetREIT Highland, LLC, a Delaware limited liability company

By:	NetREIT Palm Self-Storage L.P., a California limited partnership, its Manager

	By:	NetREIT, Inc., a Maryland corporation, its general partner

By:
Kenneth W. Elsberry

		Title:	CFO

… Sellers’ signatures continued on next page …

(… continuation of Sellers’ signatures …)

NetREIT Joshua, LLC,
a Delaware limited liability company

By:	NetREIT, Inc., a Maryland corporation

By:
Kenneth W. Elsberry

	Title:	CFO

NetREIT, Inc., a Maryland corporation

By:
Kenneth E. Elsberry

Title:	CFO

NetREIT Casa Grande LP, a California limited partnership

By:	NetREIT, Inc., a Maryland corporation

Title:	General Partner
By:
Kenneth W. Elsberry

	Title:	CFO

NetREIT Sunrise, LLC, a Delaware limited liability company

By:	NetREIT, Inc., a Maryland corporation

Title:	Sole Member
By:
Kenneth W. Elsberry

		Title:	CFO

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (“Second Amendment”) is made as of this 2nd day of April, 2015, by, between and among NetREIT Highland, LLC, a Delaware limited liability company, NetREIT Joshua, LLC, a Delaware limited liability company, NetREIT, Inc., a Maryland corporation, NetREIT Casa Grande LP, a California limited partnership, and NetREIT Sunrise, LLC, a Delaware limited liability company (each, a “Seller”, and collectively, “Sellers”), and Sparky’s Storage 18 (CA) LP, a Delaware limited partnership (“Buyer”). Seller and Buyer shall be sometimes referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

This Second Amendment is made with reference to the following facts, intentions and objectives:

A.         Effective as of February 6, 2015, the Parties executed and entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions, as amended by the First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated February 25, 2015 (together, the “Purchase Agreement”) with respect to the sale and purchase of certain real property more particularly described in the Purchase Agreement. The Purchase Agreement is hereby incorporated in full by this reference.

B.         Seller and Buyer desire to amend the Purchase Agreement pursuant to the terms and conditions set forth below.

C.         All capitalized terms stated in this Second Amendment and not otherwise defined herein shall have the meanings recited in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, receipt and adequacy of which is acknowledged by the Parties, Seller and Buyer agree as follows:

1.         Closing Date.  Section 1.8 of the Purchase Agreement shall be amended to provide that the Closing Date shall occur on April 10, 2015.

Provided that the proration date shall be midnight April 8th and all numbers will be finalized and agreed to on April 9th when we will wire the final amount of funds owed. ERS KWE

2.         General Terms.  Except as expressly modified by this Second Amendment, the Purchase Agreement shall remain unchanged and in full force and effect. The Purchase Agreement, as modified by this Second Amendment, is hereby ratified and affirmed. In the event of any conflict between any provision(s) of this Second Amendment and any provision(s) of the Purchase Agreement, the provision(s) of this Second Amendment shall prevail. Any provision hereof that, by its terms, survives the expiration or earlier termination of this Second Amendment or that would, by its terms, require performance after the expiration or earlier termination of this Second Amendment, shall survive the expiration or earlier termination of this Second Amendment. All provisions of this Second Amendment have been negotiated by Seller and Buyer at arm’s length and neither Party shall be deemed the scrivener of this Second

Amendment. This Second Amendment shall not be construed for or against either Party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective Parties as Seller and Buyer. This Second Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Second Amendment or any counterpart may be executed and delivered by facsimile transmission with an executed hard copy to follow via overnight courier. This Second Amendment constitutes the entire agreement between the Parties pertaining to the subject matter hereof and all prior and contemporaneous agreements, representations and understandings of the Parties pertaining to the subject matter hereof, oral or written, are hereby superseded and merged herein. No supplement, modification or amendment to the Second Amendment shall be binding unless executed in writing by all Parties.

IN WITNESS WHEREOF, Seller and Buyer have executed this Second Amendment as of the date first written above.

BUYER:

SPARKY’S STORAGE 18 (CA) LP,
a Delaware limited partnership

By:	SPARKY’S STORAGE GP 18 (CA) LLC,
a Delaware limited liability company,
its general partner

	By:	CPA: 18 LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

		By:	CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED,
a Maryland corporation,
its general partner
By:
Name: Elizabeth Raun Schlesinger
Title: Managing Director

… see next page for Sellers’ signatures …

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SELLERS:

NetREIT Highland, LLC,
a Delaware limited liability company

By:	NetREIT Palm Self-Storage L.P.,
a California limited partnership,
its Manager

	By:	NetREIT, Inc.,
a Maryland corporation,
its general partner
By:
Kenneth W. Elsberry

		Title:	Chief Financial Officer

NetREIT Joshua, LLC,
a Delaware limited liability company

By:	NetREIT, Inc.,
a Maryland corporation,
its Manager
By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

NetREIT, Inc.,
a Maryland corporation
By:
Kenneth W. Elsberry

Title:	Chief Financial Officer

… Sellers’ signatures continued on next page …

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(… continuation of Sellers’ signatures …)

NetREIT Casa Grande LP,
a California limited partnership

By:	NetREIT, Inc.,
a Maryland corporation

Title:	General Partner
By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

NetREIT Sunrise, LLC,
a Delaware limited liability company

By:	NetREIT, Inc.,
a Maryland corporation

Title:	Manager
By:
Kenneth W. Elsberry

	Title:	Chief Financial Officer

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